SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Arcadia Resources, Inc.
(Name of Registrant as Specified In Its Charter)
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ARCADIA RESOURCES, INC.
26777 Central Park Blvd., Suite 200
Southfield, Michigan 48076
Notice of Annual Meeting of Stockholders
September 26, 2006
To the Stockholders of Arcadia Resources, Inc.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of Stockholders of Arcadia Resources, Inc. (the “Company”) will be held at the Company’s offices, 26777 Central Park Blvd., Suite 200, Southfield, MI 48076, on Tuesday, September 26, 2006, commencing at 3:00 p.m. (local time), or at any adjournment thereof, for the following purposes:
1.	To elect five persons to the Board of Directors of the Company, each to serve for the respective terms indicated (one, two or three years) or until such person shall resign, be removed or otherwise leave office;

2.	To consider and act upon a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock to 200,000,000, $0.001 par value per share from 150,000,000, $0.001 par value per share;

3.	To consider and act upon a proposal to approve the Company’s 2006 Equity Incentive Plan; and

4.	To consider and act upon any other proposal as may properly come before the Annual Meeting or any adjournment thereof.
     The foregoing matters are more fully described in the Proxy Statement accompanying this Notice to which your attention is directed.
     Only stockholders of record on the books of the Company at the close of business on August 14, 2006, will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy card at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,

/S/ Rebecca R. Irish
Rebecca R. Irish, Secretary
August 28, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

Proxy Statement
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
Information Concerning Director-Nominees and Executive Officers
Meetings and Committees of our Board of Directors
Audit Committee Charter
Audit Committee Report
Independent Public Accountants and Change in Independent Public Accountants
Fees Paid to Independent Registered Auditors
Shareholder Communication with the Board and Attendance at Annual Meeting
Director Compensation
Code of Ethics
Section 16(a) Beneficial Ownership Reporting Compliance
Summary Compensation Table
Option Grants to Executive Officers and Option Exercises
Employment Agreements
Equity Compensation Plans
Certain Relationships and Related Transactions
Board Interlocks and Insider Participation
Board Report on Executive Compensation
Stock Performance Graph
Recommendation of Our Board of Directors
PROPOSAL NUMBER 2
Interest of Our Management in the Proposal
Vote Required
Recommendation of Our Board of Directors
PROPOSAL NUMBER 3
OTHER MATTERS
EXPENSES OF SOLICITATION
STOCKHOLDER PROPOSALS
INCORPORATED BY REFERENCE
AVAILABILITY OF OUR FORMS 10-K, 10-Q AND SUBSEQUENTLY FILED DOCUMENTS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AMENDED AND RESTATED ARTICLES OF INCORPORATION OF ARCADIA RESOURCES, INC.
ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN

ARCADIA RESOURCES, INC.
26777 Central Park Blvd., Suite 200
Southfield, Michigan 48076
Proxy Statement
Annual Meeting of Stockholders
September 26, 2006
     The 2006 Annual Meeting of the Stockholders of Arcadia Resources, Inc., a Nevada corporation, will be held on Tuesday, September 26, 2006, at the Company’s offices, 26777 Central Park Blvd., Suite 200, Southfield, MI 48076, commencing at 3:00 p.m., local time, and any adjournments and postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at the annual meeting, and at any adjournments and postponements of the annual meeting. We will bear the entire costs of such solicitation. The approximate date on which this proxy statement and the enclosed proxy card are being first mailed to our stockholders is August 28, 2006.
     If the proxy card in the accompanying form is duly executed and returned, the shares represented by such proxy card will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing a proxy card may revoke it prior to its use. You are directed to the section entitled “Procedure for Voting by Proxy” for further information concerning a stockholder’s ability to vote by proxy and to revoke a proxy once given.
     Throughout this proxy statement, the terms “we,” “us,” “our” and “our company” refer to Arcadia Resources, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and “you” and “your” refers to the stockholders of our company.
Record Date
     We have established August 14, 2006 as the record date for the annual meeting. Only holders of record of our voting securities at the close of business on such date will be eligible to vote at the annual meeting. Our common stock currently is the only class of our securities entitled to be voted at the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, at our executive offices during ordinary business hours for the ten days immediately prior to the annual meeting. This list also will be available for examination during the annual meeting.
Proposals to be Considered at the Meeting
     You will be asked to consider and vote at the annual meeting on the matters listed in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement.

We do not expect that any other matter will be brought before the annual meeting. If, however, other matters are properly presented, the individuals named on your proxy card will vote on these other matters in accordance with their judgment and to the extent permitted by applicable law.
Vote Required to Approve the Proposals
     Holders of our common stock are entitled to one vote per share on each of the proposals scheduled for vote at the annual meeting. We had issued and outstanding 99,265,569 shares of our common stock as of the record date. Accordingly, there are 99,265,569 votes eligible to be cast at the annual meeting.
     The election of directors (proposal number 1) is by a plurality of votes cast. Authorization for the amendment to our articles of incorporation and approval of the 2006 Equity Incentive Plan (proposal number 2 and 3) each require the affirmative vote of holders of a majority of our outstanding voting securities.
     Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy card to the brokers, so called “broker non-votes,” those votes will not be included in the vote totals for purposes of determining whether proposals have received the requisite number of affirmative votes cast. Therefore, the effect of abstentions and broker non-votes is the same as that of a vote “against” the amendment to our articles of incorporation and approval of the 2006 Equity Incentive Plan (proposals 2 and 3, respectively), while abstentions and broker non-votes will have no effect on the vote on all other proposals scheduled for vote at the annual meeting. Abstentions, however, will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.
     Our directors, director-nominees and executive officers own approximately 22% of the voting power entitled to be cast at the annual meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the proposals being considered at the annual meeting.
Quorum
     We must have a quorum in order to carry on business at the annual meeting. Under our bylaws, as amended through the record date, we must have present, in person or by proxy, holders of at least 51% of the entire issued and outstanding capital stock in order for a quorum to exist. Accordingly, we must have present, in person or by proxy, holders owning of record at least 50,625,440 shares of our common stock in order for any business to be conducted at the annual meeting. Abstentions and broker non-votes will count for quorum purposes.
Procedure for Voting by Proxy
     A form of proxy card is enclosed for your use. To vote without attending the annual meeting in person, you should complete, sign, date and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

     If you properly fill in your proxy in the accompanying form and send it to us in time to be voted, your shares will be voted as you have directed on the proxy. If you sign the proxy, but do not make specific choices, the individuals named on your proxy will vote your shares FOR approval of each of the proposals scheduled for vote at the annual meeting.
Revocation of Proxy
     You can still vote in person at the annual meeting, even if you have completed and returned a proxy. You may revoke your proxy at any time before it is voted by:
–	submitting a new proxy with a later date;

–	by voting in person at the annual meeting; or

–	by filing with our corporate secretary a written revocation of the proxy.
     Attendance at the annual meeting will not of itself constitute revocation of a proxy. You must note your appearance with the inspector(s) of election, tell the inspector(s) that you previously granted a proxy with respect to the annual meeting, which you are revoking and request a ballot in order to personally vote at the annual meeting.
     If you hold shares through a broker, you should contact your broker to determine the procedures through which you can vote your shares in person.
No Dissenter’s Rights
     Stockholders have no right under Nevada law or under the Corporation’s Articles of Incorporation or Bylaws to dissent from the proposals to elect directors, to amend our articles of incorporation, and to approve the 2006 Employee Stock Incentive Plan (proposals 1, 2 and 3).
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     Our common stock is the only class of our voting securities presently outstanding.
     The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of the date of this proxy statement by:
–	each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information,

–	each of our “named executive officers” and directors, and

–	all of our executive officers and directors as a group.
     The term “named executive officers” is defined in the SEC rules as those executive officers who are required to be listed in the Summary Compensation Table provided in the discussion in this proxy statement concerning proposal number 1.

     Except as otherwise indicated in the notes to the following table,
–	we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and

–	the address for each beneficial owner listed in the table, except where otherwise noted, is Arcadia Resources, Inc., 26777 Central Park Blvd., Suite 200, Southfield, Michigan 48076.
     On August 17, 2006, there were 99,265,569 shares of our Common Stock outstanding. Except as noted, all information with respect to beneficial ownership has been furnished by the respective director, executive officer or beneficial owner of more than 5% of our Common Stock, or is based on filings with the Securities and Exchange Commission. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the Securities Exchange Act of 1934, as amended, which provides, among other things, that a person is deemed to be the beneficial owner of the Common Stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within sixty days. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with Securities and Exchange Commission reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of the Common Stock.

	Name and Address of	Amount and Nature of		Percent
Title of Class	Beneficial Owner	Beneficial Owner		of Class
Common Stock	John E. Elliott, II	13,380,000	(1)	12.73%
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	Lawrence Kuhnert	8,920,000	(2)	8.49%
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	John T. Thornton	93,997	(3)	*
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	Rebecca R. Irish	386,365	(4)	*
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	Cathy Sparling	350,000	(5)	*
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	James E. Haifley	375,200	(6)	*
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	Anna Maria Nekoranec **	5,815	(12)	*
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	Peter M. Brusca, M.D. **	2,908	(12)	*
	26777 Central Park Blvd., Suite 200
	Southfield, MI 48076
Common Stock	JANA Master Fund, Ltd.	16,807,396	(7)	16.00%
	200 Park Ave., Ste. 3900
	New York, NY 10166

	Name and Address of	Amount and Nature of		Percent
Title of Class	Beneficial Owner	Beneficial Owner		of Class
Common Stock	SDS Capital Group SPC, Ltd.	8,482,967	(8)	8.07%
	53 Forest Ave., Suite 203
	Old Greenwich, CT 06870
Common Stock	Steven Derby	8,482,967	(9)	8.07%
	53 Forest Ave., Suite 202
	Old Greenwich, CT 06870
Common Stock	North Sound Capital, LLC	6,886,985	(10)	6.55%
	53 Forest Ave., Ste. 202
	Old Greenwich, CT 06870
Common Stock	Thomas McAuley	6,886,985	(11)	6.55%
	53 Forest Ave., Ste. 202
	Old Greenwich, CT 06870

*	Represents less than 1% of the outstanding stock.

**	Appointed on June 16, 2006, effective July 1, 2006. Dr. Brusca and Ms. Nekoranec have each consented to their appointments as directors of the Company.

(1)	Includes 600,000 shares of common stock issuable upon exercise of Class A Warrants and 4.8 million shares of Common Stock held in escrow, but excludes shares in which Mr. Elliott has voting control with respect to the election of the Company’s Board of Directors pursuant to the terms of a Voting Agreement described below. All shares of Common Stock and all other voting securities, if any, owned as of May 7, 2004, or subsequently acquired by Mr. Elliott during the term of the Voting Agreement, are subject to the Voting Agreement. The Voting Agreement, during its term, is binding upon any purchaser of Common Stock and other voting securities owned by or issuable to Mr. Elliott. The Company believes that Voting Agreement will remain in effect for the foreseeable future.

(2)	Includes 400,000 shares of common stock issuable upon exercise of Class A Warrants and 3.2 million shares of Common Stock held in escrow, but excludes shares in which Mr. Kuhnert has voting control with respect to the election of the Company’s Board of Directors pursuant to the terms of a Voting Agreement described below. All shares of Common Stock and all other voting securities, if any, owned as of May 7, 2004, or subsequently acquired by Mr. Kuhnert during the term of the Voting Agreement, are subject to the Voting Agreement. The Voting Agreement, during its term, is binding upon any purchaser of Common Stock and other voting securities owned by or issuable to Mr. Kuhnert. The Company believes that Voting Agreement will remain in effect for the foreseeable future.

(3)	Includes 11,351 shares of the Company’s common stock and non-qualified options to purchase 49,040 shares of the Company’s common stock at $1.08 per share, non-qualified options to purchase 24,303 shares of common stock at $2.20 and non-qualified options to purchase 9,303 shares of common stock at $2.92 per share per the terms of Mr. Thornton’s Director Compensation Agreement for attendance at Board and Audit Committee meetings through August 3, 2006 and for his annual retainer as director and Audit Committee Chair through September 30, 2006.

(4)	Includes non-qualified options to purchase 150,000 shares of common stock at $1.15 per share, per Ms. Irish’s terms of employment with the Company and 125,000 shares issuable pursuant to a restricted stock award.

(5)	Includes 200,000 shares of common stock and non-statutory options to purchase 100,000 shares of the Company’s common stock at an exercise price of $1.45, vested on March 31, 2005. Execution of a non-compete agreement specified by the Company as condition precedent to exercise of the options must be met. The options shall be fully exercisable through (a) March 31, 2010 or (b) ninety (90) days following termination of employment on any basis (whether voluntarily or involuntarily, for cause or without cause, etc.), whichever event occurs first. Includes 50,000 shares issuable pursuant to a restricted stock award on June 22, 2006.

(6)	Includes 54,000 shares of Common Stock held by his spouse, 100,000 shares of Common Stock issuable upon the exercise of non-qualified options to purchase Common Stock at $1.45 per share, 150,000 shares issuable per a restricted stock award, 21,200 shares issuable on the exercise of options held indirectly and as to which the inclusion of such shares is not deemed to be an admission of beneficial ownership per Exchange Act Rule 13d-4 except to the extent of pecuniary interest, voting authority and dispositive power, and 50,000 shares issuable pursuant to an additional restricted stock award on June 22, 2006.

(7)	Includes 1,200,000 shares of Common Stock issuable upon the exercise of Class A Warrants, and 72,000 shares of Common Stock issuable upon exercise of Late Registration Warrants, but ignores the impact of Messrs. Elliott and Kuhnert having voting control of shares of the Common Stock owned by Jana Master Fund Ltd., with respect to the election of the Company’s Board of Directors pursuant to the terms of a Voting Agreement described below. All shares of Common Stock and all other voting securities, if any, owned as of May 7, 2004, or subsequently acquired by Jana during the term of the Voting Agreement, are subject to the Voting Agreement. The Voting Agreement, during its term, is binding upon any purchaser of Common Stock and other voting securities owned by or issuable to Jana. The Company believes that Voting Agreement will remain in effect for the foreseeable future. Jana Master Fund, LTD is an account established by Jana Partners, LLC, which has sole voting and investment control over the shares, subject to the Voting Agreement described below. The principals of Jana Partners, LLC are Barry Rosenstein and Gary Claar. Jana is also the beneficial owner of warrants (i) for 250,000 shares of Common Stock and (ii) for 50,000 shares of Common Stock, (iii) B-1 Warrants to purchase 4,444,444 shares of Common Stock and (iv) B-2 warrants to purchase 1,555,555 shares of Common Stock, ,the terms of which are subject to limitations such that the warrants may not be exercised if doing so would result in Jana having aggregate beneficial ownership of more than 4.99% of the total issued and outstanding shares of Common Stock. These warrants were not taken into account in calculation of the beneficial ownership of Jana.

(8)	Includes 566,071 shares of common stock issuable upon exercise of Class A Warrants and 33,964 shares of Common Stock issuable upon exercise of Late Registration Warrants, but, ignores the impact of Messrs. Elliott and Kuhnert having voting control of shares of the Common Stock owned by SDS Capital Group SPC, Ltd., with respect to the election of the Company’s Board of Directors pursuant to the terms of a Voting Agreement described below. All shares of Common Stock and all other voting securities, if any, owned as of May 7, 2004, or subsequently acquired by to SDS Capital Group SPC, Ltd. during the term of the Voting Agreement, are subject to the Voting Agreement. The Voting Agreement, during its term, is binding upon any purchaser of Common Stock and other voting securities owned by or issuable to SDS Capital Group SPC, Ltd. The Company believes that Voting Agreement will remain in effect for the foreseeable future.

(9)	Steven Derby shares dispositive power of 8,482,967 shares of Common Stock of the Company in his capacity as managing member of SDS Management, LLC, the investment manager of SDS Capital Group SPC, Ltd. The calculation of beneficial ownership for Mr. Derby ignores the impact of Messrs. Elliott and Kuhnert having voting control of the shares of common stock owned by SDS Capital Group SPC, Ltd. All shares of Common Stock and all other voting securities, if any, owned as of May 7, 2004, or subsequently acquired by to SDS Capital Group SPC, Ltd. during the term of the Voting Agreement, are subject to the Voting Agreement. The Voting Agreement, during its term, is binding upon any purchaser of Common Stock and other voting securities owned by or issuable to SDS

Capital Group SPC, Ltd. The Company believes that Voting Agreement will remain in effect for the foreseeable future.

(10)	Includes 178,449 shares of common stock owned by North Sound Legacy Fund LLC, 2,505,668 shares of common stock owned by North Sound Legacy Institutional Fund LLC and 4,202,868 shares of common stock owned by North Sound Legacy International Ltd.; all of which are managed by North Sound Capital LLC. Ignores the impact of Messrs. Elliott and Kuhnert having voting control of the shares of Common Stock owned by North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd., with respect to the election of the Company’s Board of Directors pursuant to the terms of a Voting Agreement described below. All shares of Common Stock and all other voting securities, if any, owned as of May 7, 2004, or subsequently acquired by North Sound during the term of the Voting Agreement, are subject to the Voting Agreement. The Voting Agreement, during its term, is binding upon any purchaser of Common Stock and other voting securities owned by or issuable to North Sound. The Company believes that Voting Agreement will remain in effect for the foreseeable future.

(11)	The ultimate managing member of North Sound Capital LLC is Thomas McAuley. Mr. McAuley may be deemed the beneficial owner of the shares in its capacity as the managing member of North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd. (the “Funds”), whose holdings are described in footnote 9 above. As the managing member of the Funds, Mr. McAuley has voting and investment control with respect to the shares of common stock held by the Funds. All shares of Common Stock and all other voting securities, if any, owned as of May 7, 2004, or subsequently acquired by North Sound during the term of the Voting Agreement, are subject to the Voting Agreement. The Voting Agreement, during its term, is binding upon any purchaser of Common Stock and other voting securities owned by or issuable to North Sound. The Company believes that Voting Agreement will remain in effect for the foreseeable future.

(12)	Non-qualified options to purchase the equivalent number of shares of the Company’s common stock at $2.92 per share per the terms of their respective Director Compensation Agreements for the annual retainer as director through September 30, 2006.
     On May 7, 2004, Messrs. Elliott and Kuhnert, David Bensol, Bradley Smith, Bay Star Capital II, L.P., DMG Legacy Fund LLC, DMG Legacy Institutional Fund LLC, DMG Legacy International Fund, Ltd., JANA Master Fund, Ltd., North Sound Legacy Fund, LLC, North Sound Legacy Institutional Fund, LLC, North Sound Legacy International Ltd., SDS Capital Group SPC, Ltd., SDS Merchant Fund and Web Financial Corp. entered into a voting agreement (the “Voting Agreement”). The Voting Agreement gives Messrs. Elliott and Kuhnert the right to control the vote of a sufficient number of shares of the Company’s Common Stock, in addition to their own shares, to elect a majority of the Company’s Board of Directors. The Voting Agreement will stay in effect until the earlier of (a) the date on which the combined Common Stock ownership of the Company held by Messrs. Elliott and Kuhnert is reduced to less than 10%, (b) the date on which neither Messrs. Elliott nor Kuhnert are executive officers of the Company, or (c) the expiration of the maximum period permitted by law. The Company believes that Voting Agreement will remain in effect for the foreseeable future.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS
     Five individuals are to be elected as directors of our Company at the annual meeting, each to hold office for the term identified below, unless he or she shall sooner resign, become disqualified, disabled or shall otherwise be removed from office. On August 18, 2006, our Board of Directors amended our bylaws to divide our Board into three classes of directors (Classes A, B and C), so that approximately one-third of the Board of Directors shall be elected at each annual meeting to a term of three years. Nominees for the Class A director positions shall be elected to a three year term. Nominees for the Class B and Class C director positions shall be elected to the transitional terms identified below and, upon expiration of such transitional terms, nominees to these director positions shall be elected to three (3) year terms. Vacancies which occur during a transitional term for Class B and Class C directors may be filled by the Board for the remainder of the unexpired transitional term. Our entire Board of Directors participated in and has nominated each of the following persons for election as directors at the annual meeting:
     Nominees for Class A director positions, for a term of three (3) years:
•	John E. Elliott, II

•	John T. Thornton
     Nominee for Class B director position, for a term of two (2) years:
•	Lawrence R. Kuhnert
     Nominees for Class C director positions, for a term of one (1) year:
•	Peter A. Brusca, M.D

•	Anna Maria Nekoranec
     Shares represented by executed proxy cards in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of each of the above-stated nominees, unless such nominee shall be unavailable, in which case such shares will be voted for the substitute nominee designated by our Board of Directors. Each nominee has consented to his or her nomination, and our Board of Directors has no reason to believe that any of these nominees will be unavailable or, if elected, will decline to serve. Other than as reported herein, there are no arrangements or understandings between any nominees and, any other persons pursuant to which the nominees were nominated for election as directors. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. The five nominees receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum, but will have no effect on the vote for the election of directors. Information with respect to the five nominees proposed for election is set forth below.

Voting Agreement
     A Voting Agreement dated May 7, 2004 by and among Messrs. Elliott and Kuhnert, the Company’s Chairman/Chief Executive Officer and President/Chief Operating Officer, respectively, and certain other shareholders of the Company gives Messrs. Elliott and Kuhnert, as of August 17, 2006, control of the votes of approximately 58.8 million shares of Common Stock for the election of a majority of the Board of Directors. The Voting Agreement assures Messrs. Elliott and Kuhnert control of the Company’s Board of Directors until they either (a) own less than 10% of the Company, (b) are no longer executive officers of the Company or (c) the maximum period allowed by law for the agreement to exist. The Company believes that the criteria above will not be met (and thus Messrs. Elliott and Kuhnert will control the Board of Directors) for the foreseeable future. Messrs. Elliott and Kuhnert intend to exercise their control of votes subject to the Voting Agreement for the election of Messrs. Elliott, Kuhnert and Thornton to the Board, thereby assuring the election of each of these individuals to the Board.
Information Concerning Director-Nominees and Executive Officers

Name	Age	Position(s)	Served as Director Since
John E. Elliott, II	50	Chairman, Chief Executive Officer and Director	May 10, 2004
Lawrence R. Kuhnert	54	President, Chief Operating Officer, and Director	May 10, 2004
Rebecca R. Irish	44	Chief Financial Officer, Secretary and Treasurer	not applicable
John T. Thornton	68	Director	June 15, 2004
Peter A. Brusca, M.D.	65	Director	July 1, 2006
Anna Maria Nekoranec	42	Director	July 1, 2006
James E. Haifley	49	Executive Vice President	not applicable
Cathy Sparling	51	Vice President of Administration	not applicable
     Set forth below is a brief description of the background of each of our executive officers and director-nominees, based on information provided to us by them.
     John E. Elliott, II. Mr. Elliott was formerly Chairman of AMI Holdings, Inc., which is a major shareholder in Fidlar Doubleday, Inc. Beginning his career in healthcare in 1978, Mr. Elliott has started up companies and acquired others. He founded Allied Medical, Inc., a durable medical equipment supplier which private labeled most of its product line and conducted manufacturing in the U.S., Pacific Rim and Europe. After Allied, he purchased Guardian Medical Supplies, Inc. and Medical Equipment Providers, Inc. both DME dealers which he sold in 1997 to Rotech Medical, Inc. With a non-compete in the healthcare business, he formed a new business group in the education/governmental marketplace. Leading a group of investors in 1998, he purchased Doubleday Bros. & Co., the publishing unit from Standard Publishing Inc. (Standex). Additionally purchased Fidlar Doubleday, Inc. of which he served as Chairman through 2002. The company is a market leader in governmental software and holds a substantial share of the election business in this country. As a member of Standard Automotive Corp.’s board, he was selected to restructure the company and protect the employee and creditor base, which was accomplished in 2003. Mr. Elliott has a Bachelor of Science degree in Business Administration from Lawrence Technological University.

     Lawrence R. Kuhnert. Mr. Kuhnert serves as the President and Chief Operating Officer of the Company and its subsidiaries. He has over 21 years experience in operating, developing, acquiring and divesting healthcare companies. From 1989 to 1996, as ConPharma’s Chief Financial Officer, he managed the financial aspects of the turnaround of this $35 million home medical equipment company, including restructuring the product mix, selling under performing locations, and negotiating strategic acquisitions. From 1996 to 2002, Mr. Kuhnert was Director of Acquisitions for Rotech Medical Corporation. Mr. Kuhnert is a Michigan State University graduate and previously practiced as a certified public accountant for Ernst & Young.
     Rebecca R. Irish. Ms. Irish joined the Company as its Chief Financial Officer as of January 1, 2005. She also serves as the Secretary and Treasurer of the Company and its subsidiaries. She has 21 years of experience as a financial management consultant and company officer. Ms. Irish was the co-founder and president of Beacon Respiratory Services, Inc. and its affiliates (collectively “Beacon”), a home healthcare company furnishing respiratory services in Florida, Alabama, Colorado, and Georgia. The Company acquired Beacon effective January 1, 2005. Before organizing Beacon, Ms. Irish developed The WorkSource, Inc. in 1998, a business management company specializing in administrative and accounting functions, principally for healthcare-related businesses. Ms. Irish was formerly the chief financial officer of RoTech Medical Corporation. Before joining RoTech, Ms. Irish worked eight years as a Certified Public Accountant with Ernst & Young, providing auditing, financial and systems consulting to international public corporations, as well as to regional businesses.
     John T. Thornton. Mr. Thornton owns and manages J.T. Investments, Inc., a real estate development and investment company. Mr. Thornton is also a board member and audit and finance committee member of XL Capital Ltd. (NYSE: XL), an insurance, reinsurance and financial products company. From 1987 to 1999, Mr. Thornton served as executive vice president and chief financial officer of Norwest Corporation (now Wells Fargo). From 1984 to 1987, Mr. Thornton was senior vice president and controller of Norwest Corporation. Mr. Thornton received a law degree from St. John’s University and was admitted to the New York State Bar in 1972. Mr. Thornton became a Certified Public Accountant in 1964.
     Peter M. Brusca, M.D. Dr. Brusca. is a physician who practiced in otolaryngology in the Chicago, Illinois area through 2004. Dr. Brusca earned his medical degree in 1967 from Loyola University Stritch School of Medicine. He earned his Bachelor of Science Degree in 1963 from Loyola University, Chicago. He is certified by the American Board of Otolaryngology, and is a Fellow of the American College of Surgeons, American Academy of Otolaryngology Head and Neck Surgery, and other professional organizations.
     Anna Maria Nekoranec. Ms. Nekoranec has extensive experience in private equity firms, including LBK Capital, a firm focused on private equity fund creation and select private equity investment opportunities, where she has been Managing Director since 2003. She has previous experience in other private equity firms in other major U.S. markets, including New York and Philadelphia. Ms. Nekoranec earned a Master of Business Administration in Finance and Entrepreneurial Management from The Wharton School, University of Pennsylvania, in 1991,

and a Bachelor of Arts in Economics and Modern Studies from the University of Virginia in 1986.
     James E. Haifley. On December 7, 2005, the Company appointed Mr. Haifley as its Executive Vice President. His duties include oversight for the Company’s staffing and durable medical equipment divisions. Mr. Haifley joined Arcadia in 2004 as Director of Business Development. From 2000 to 2004, Mr. Haifley was a Divisional Director of Operations for Rotech Healthcare, Inc., a provider of home respiratory care and durable medical equipment and services. While at Rotech, Mr. Haifley was responsible for operations of its Central Division. Previously, Mr. Haifley was General Manager at Hook’s Medical, from 1995 to 2000, at which time the company was acquired by Rotech. He is a graduate of the University of St. Francis with a degree in business administration and concentrated studies in marketing and management.
     Cathy Sparling. Ms. Sparling serves as the Vice President of Administration. She joined Arcadia Services, Inc. in 1990. She has over 25 years of clinical and business management experience in the home care and medical staffing industries. Prior to her current position, Ms. Sparling previously served as the Chief Operating Officer of Arcadia Services, Inc. and as its Vice President and Administrator of Affiliate Services. Ms. Sparling earned a Bachelor of Science degree in Nursing from Michigan State University and has pursued graduate course work in business administration.
Meetings and Committees of our Board of Directors
     Our Board of Directors held three formal meetings and took action by written consent in lieu of a meeting on one occasion during our fiscal year ended March 31, 2006. Each member of our Board of Directors attended, in person or telephonically, the three formal meetings of our Board held during our 2006 fiscal year.
     Our Board of Directors has one standing committee—the Audit Committee. The Board as a whole acts as nominating and compensation committees and is permitted to do so because the Company qualifies as a controlled company under the rules of the American Stock Exchange (Amex®). The Company’s common stock began trading on Amex on July 3, 2006. The Amex listing standards include a requirement that the Board of Directors consist of a majority of directors who are independent as defined by the Sarbanes-Oxley Act of 2002 and as defined by the listing standards, and that the Audit Committee of the Board of Directors must consist of at least three members, all of whom are independent. Under Section 801 of the Amex Rules, a company in which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” which is not required to comply with Sections 802(a), 804 and 805 of the Rules. Section 802(a) provides that at least a majority of the directors on the board of directors of each listed company must be independent directors as defined in Section 121A of the Rules. Section 804 provides generally that board of director nominations must be either selected, or recommended for the board’s selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors. Section 805 provides generally that the compensation of the chief executive officer and all other officers of a listed company must be determined, or recommended to the board for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors on its Board of Directors, and that the chief executive officer may not be present during voting or deliberations. The Company qualifies as a “controlled company” on the basis of the Voting Agreement which ensures that the Company’s Chairman/Chief Executive Officer and President/Chief Operating Officer control votes sufficient to elect a majority of the Company’s Board of Directors during the duration of the Voting Agreement, which the Company expects to continue for the foreseeable future. The Company presently intends to rely on the controlled company exceptions which Section 801(a) provides from the requirements of Sections 804 and 805 relative to board of director nominations and officer compensation, for the remainder of the fiscal year ending March 31, 2007. The Company believes that it is appropriate for it to do so on the basis of the Voting Agreement, and for this reason, to date, has not adopted a policy addressing consideration of director candidates nominated by security holders.
     The Board may use various means to identify director candidates, including recommendations from existing Board members and management. Candidates are not evaluated on the basis of any specific minimum qualifications. In selecting candidates, the Board relies on all relevant factors regardless of the source of the candidate’s nomination. Some of the factors on which the Board relies in selecting candidates include, without limitation, personal characteristics, including personal and professional ethics and integrity; expertise useful to the Company and complementary to the background and experience of the existing directors; willingness to represent the best interest of shareholders and objectively appraise management performance; and diversity in personal background, such as gender, age and nationality. The Board examines the candidate’s qualifications in light of the portfolio of skills, experience, perspective and background required for the effective functioning of the Board, taking into consideration the Company’s strategy, and its regulatory and market environments.
     Our Audit Committee is presently comprised of John T. Thornton, Peter A. Brusca, M.D. and Anna Maria Nekoranec, with Mr. Thornton serving as its chairman. The Board appointed Dr. Brusca and Ms. Nekoranec to the Audit Committee effective July 1, 2006. Our Board has determined that each of these Committee members is “independent,” within the meaning of the Sarbanes-Oxley Act of 2002, its implementing regulations, Item 7(d)(3)(iv)of Schedule 14A under the Exchange Act, the Amex Rules, and the Charter of the Board’s Audit Committee. The Board has determined that Mr. Thornton qualifies as the Audit Committee’s financial expert.
     The purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit Committee include, among other things, (i) overseeing management’s conduct of the accounting and financial reporting processes, including the effectiveness of internal controls; (ii) overseeing the integrity of the Company’s financial statements; (iii) overseeing the annual independent audit, selecting the independent auditors and evaluating the function, qualifications, services, performance and independence of the auditors from time to time; (iv) overseeing compliance with legal and regulatory requirements, including disclosure controls and procedures; and (vi) overseeing the Company’s policies, practices and compliance regarding its code of conduct.

     Our Audit Committee held one formal meeting and met informally on three occasions during our fiscal year ended March 31, 2006. During the fiscal year ended March 31, 2006, the Audit Committee was comprised of John T. Thornton, chair, and Lawrence R. Kuhnert, whose term ended June 30, 2006. Each Committee member attended, in person or telephonically, all formal and informal meetings held by the Audit Committee during our fiscal year ending March 31, 2006.
Audit Committee Charter
     Our Board of Directors adopted an amended and restated charter for its Audit Committee on June 22, 2006. A copy of the amended and restated charter is attached as Appendix A.
Audit Committee Report
     In accordance with its written charter, the Audit Committee provides assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to independent auditor oversight, corporate accounting, reporting practices and the quality and integrity of the financial reports, including the internal controls over financial reporting of the Company.
     The Audit Committee received from BDO Seidman, LLP (“BDO Seidman”) and reviewed a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.
     The Audit Committee discussed with BDO Seidman the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of BDO Seidman’s examination of the financial statements.
     The Audit Committee reviewed and discussed with management and BDO Seidman the audited financial statements of the Company as of and for the year ended March 31, 2006.
     The Committee has also considered whether the provision of services by BDO Seidman, other than services related to the audit of the financial statements referred to above and the review of interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of BDO Seidman.
     Based on the above-mentioned reviews, discussions with management and BDO Seidman, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2006 for filing with the Securities and Exchange Commission.
Respectfully submitted,
The Audit Committee of the Board of Directors of Arcadia Resources, Inc.
John T. Thornton, Chairman
Peter A. Brusca, M.D., Member
Anna Maria Nekoranec, Member

Independent Public Accountants and Change in Independent Public Accountants
     The accounting firm of BDO Seidman, LLP (“BDO Seidman”) has acted as the Company’s independent registered accountant to audit the financial statements of the Company and its consolidated subsidiaries since June 22, 2004 and the predecessor entity as defined in our 10-K as Arcadia Services, Inc. since April 26, 1999. The accounting firm of Marcum & Kliegman, LLP (“Marcum & Kliegman”) acted as the Company’s independent accountant to audit the financial statements of the Company and its consolidated subsidiaries, beginning on May 7, 2003 when the registrant was the predecessor entity as defined in our 10-K, Critical Home Care, Inc.
     The Board of Directors, with the approval of the Audit Committee, engaged BDO Seidman, LLP as the Company’s new independent accountants as of June 22, 2004 and on the same day adopted resolutions dismissing Marcum & Kliegman LLP as the independent accountants. Marcum & Kliegman LLP was notified of its dismissal on June 30, 2004. The reports of Marcum & Kliegman LLP on the Company’s consolidated financial statements as of September 30, 2003, and the year then ended, contained a qualified opinion as to substantial doubt about the ability of the Company to continue as a going concern. None of the events described in Regulation S-K, Item 304(a)(1)(v) occurred during the two most recent fiscal years and the subsequent period through and including August 14, 2006.
     The Audit Committee has not yet appointed the firm of BDO Seidman, LLP to audit our books and records for our fiscal year ending March 31, 2007 and is in fee negotiations with the firm related to their potential appointment. The Company has appointed BDO Seidman, LLP to perform quarterly reviews, tax return preparation and employee benefit plan audit services.
Fees Paid to Independent Registered Auditors
     Fees paid to BDO Seidman for fiscal 2006 (actual for audit and estimated for tax) and fiscal year 2005 (actual) for work performed for the Company are as follows:

	March 31, 2006	March 31, 2005
Audit (1)	$262,000	$285,000
Audit-related fees(2)	—	54,000
Tax (3)	160,000	115,000
Other	—	—

Total	$422,000	$454,000

(1)	Audit fees consisted of the annual audit of the Company’s consolidated financial statements, reviews of the financial statements included in quarterly reports on Form 10-Q, and the registration statement on Form S-1.

(2)	Audit-related fees consisted of work performed on Form 8-K and related services.

(3)	Tax fees consisted of assistance with tax compliance, preparation of tax returns and tax consultation.

     The Audit Committee has determined that providing the services reflected in the above table is compatible with the maintenance of BDO Seidman’s independence. In addition, the Audit Committee has adopted a policy under which it approves in advance recurring audit, audit-related and tax services rendered by BDO Seidman, subject to specific fee limits. If circumstances require hiring the independent auditors for services not previously pre-approved or that would exceed the fee limits previously set, the Audit Committee must pre-approve the new services and/or fee limits. The Committee chair may approve specified services between regularly scheduled meetings of the Committee, subject to review by the full Committee at its next scheduled meeting. The fiscal year 2005 and fiscal year 2006 services and fees reflected in the above table were pre-approved by the Audit Committee.
     The Audit Committee of the Board does not consider the provision of the services described above by Marcum & Kliegman to be incompatible with the maintenance of its independence.
     Representatives of BDO are expected to be present at the Annual Meeting, and if such representatives are in attendance they will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.
Shareholder Communication with the Board and Attendance at Annual Meeting
     A shareholder who wishes to communicate directly with the Board or with any director may send the communication, addressed to the Board or to the individual director, to the Company’s executive offices at the address shown on the first page of this proxy statement and the communication will be forwarded to the Board or director(s) to whom it is addressed.
     The Board’s policy with regard to Board members’ attendance at annual meetings is that attendance is not required but directors, if practicable and time permitting, are encouraged to attend annual meetings, either in person, by telephone or by other similar means of live communication (including video conference or webcast). Four directors attended our last annual meeting which was held in 2004.
Director Compensation
     Our directors who are officers or employees of the Company are not compensated for service on the Board of Directors or any committee thereof. Subject to exception for individually negotiated arrangements, directors who are non-officers or non-employees are granted non-qualified stock options and receive $1,000 for attendance at each Board meeting and $500 for each telephonic Board meeting, in addition to nominal compensation to cover travel costs.

     Director John T. Thornton is compensated by the award of non-qualified options to purchase the Company’s Common Stock having an aggregate value of $40,000 annually, consisting of $25,000 as an annual retainer and $15,000 as annual compensation for service as Audit Committee Chairman. The number of stock options to be awarded annually will be determined utilizing acceptable modeling techniques mutually agreed upon and will be computed annually based on the then-fair market value. Stock options will be exercisable at the closing price of the Company’s common stock on the award date and shall be issued as of the award date. The options will be exercisable for seven years. If Mr. Thornton is removed as a Director and/or the Audit Committee Chairman for cause, or if he resigns either or both positions voluntarily, the pro rata portion of the applicable options granted as compensation for such position(s) shall expire immediately upon termination for the uncompleted portion of the annual term. His ability to exercise the options is unaffected if removed without cause. In addition, Mr. Thornton will receive $1,000 payable in the Company’s Common Stock for each Board of Directors meeting attended, and $500 payable in the Company’s Common Stock for each Audit Committee meeting attended. Mr. Thornton shall additionally be reimbursed for all reasonable expenses incurred in connection with his positions as director and Audit Committee Chairman.
     Dr. Brusca and Ms. Nekoranec will each be compensated for service on the Board of Directors and the Audit Committee per the Company’s compensation arrangement for independent directors which consists of an annual retainer of $25,000, payable at the individual’s election in cash, options to purchase shares of the Company’s common stock or a combination thereof; $1,000 per each Board meeting attended and $500 per each committee meeting attended, payable in shares of the Company’s common stock; and payment of reasonable expenses incurred in connection with Board and Committee service.
Code of Ethics
     On June 29, 2004, the Board of Directors rescinded the code of ethics adopted by the Board of Directors on December 22, 2003, and adopted an amended and restated Code of Ethics and Conduct (the “Amended and Restated Code of Ethics”). The Amended and Restated Code of Ethics applies to all directors, officers and employees of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Amended and Restated Code of Ethics substantially expands upon the substantive content of the former code of ethics adopted on December 22, 2003. The Company will provide a copy of the Amended and Restated Code of Ethics, without charge, to any person who sends a written request addressed to the Chairman and CEO at Arcadia Resources, Inc. at 26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076. The Company intends to disclose any waivers or amendments to its Amended and Restated Code of Ethics in a report on Form 8-K, filing rather than by disclosure on its website.
Section 16(a) Beneficial Ownership Reporting Compliance
     Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our 2006 fiscal year.

Executive Compensation
     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended March 31, 2006, 2005 and 2004, all compensation earned by each person who served as our chief executive officer during our 2006 fiscal year and such other persons who were serving as executive officers at the end of our 2006 fiscal year and whose total annual salary and bonus earned during our 2006 fiscal year exceeded $100,000.
Summary Compensation Table

				Long—Term Compensation
				Awards
				Restricted	Securities
	Fiscal			Stock	Underlying
Name and	Year	Annual Compensation		Award(s)	Options/SARs
Principal Position	Ended	Salary ($)	Bonus ($)	($)	(#)
John E. Elliott, II,	2006	$196,992	—	—	—
Chairman and Chief Executive	2005	$132,692	—	—	4,000,000
Officer(1)	2004	—	—	—	—
	2003	—	—	—	—

Lawrence R. Kuhnert	2006	$196,992	—	—	—
President and Chief Operating	2005	$132,692	—	—	4,000,000
Officer(1)	2004	—	—	—	—
	2003	—	—	—	—

Rebecca R. Irish,	2006	$149,085	$72,000	47,063	—
Chief Financial Officer,	2005	$31,252	$21,563	25,125	150,000
Secretary and Treasurer(1)	2004	—	—	—	—
	2003	—	—	—	—

James E. Haifley,	2006	132,662	—	47,831	—
Executive Vice	2005	—	—	—	100,000
President(2)	2004	—	—	—	—
	2003	—	—	—	—

Cathy Sparling, Vice President of	2006	$147,877	$38,963	—	—
Administration(3)	2005	$141,927	$352,572	—	100,000

Eric S. Yonenson,	2006	—	—	—	—
Former Chief Financial	2005	—	—	—	—
Officer(4)	2004	$57,942	—	—	—
	2003	$65,019	—	—	250,000

David Bensol,	2006	—	—	—	—
Former Chairman	2005	$115,385	—	—	—
And Chief Executive Officer(4)	2004	75,557	—	—	—
	2003	113,654	—	—	100,000

Bradley Smith, Former	2006	—	—	—	—
Director and	2005	—	—	—	—
Officer(4)	2004	$62,981	—	—	—
	2003	125,000	—	—	—

(1)	John E. Elliott, II and Lawrence R. Kuhnert took their respective offices in May, 2004. As a result, neither individual received compensation from the Company for the fiscal year ended March 31, 2004, or any prior fiscal years. As more fully described in this prospectus, Messrs. Elliott and Kuhnert each entered into employment agreements with the Company which provided for annual base compensation of $150,000. Ms. Irish took her office in January, 2005. As more fully described below, Ms. Irish entered into an employment agreement providing an annual base salary of $125,000, subject to discretionary increase by the Company’s Board of Directors. In May 2005, annual base compensation was increased to $195,000 for Messrs. Elliott and Kuhnert and to $145,000 for Ms. Irish.

In connection the with the RKDA Merger, the Company issued to John E. Elliott, II, 12,780,000 shares of Company Common Stock and seven-year 600,000 Class A warrants to purchase 600,000 shares of Common Stock exercisable at $0.50 per share and issued to Lawrence R. Kuhnert 8,520,000 shares of Company Common Stock and seven-year 400,000 Class A warrants to purchase 400,000 shares of Common Stock exercisable at $0.50 per share. Also in connection the RKDA Merger, Messrs. Elliott and Kuhnert were each granted stock options to purchase 4 million shares of Common Stock exercisable at $0.25 per share. The options vest in six tranches, provided certain adjusted EBITDA milestones are met through fiscal 2008, subject to acceleration upon certain events occurring. The options, to the extent vested, may be exercised by Messrs. Elliot and Kuhnert as long as they are employed by the Company and for one year from termination of employment for any reason. The milestones for adjusted EBITDA and vesting for each party are as follows: fiscal 2006 EBITDA of $10.7 million will vest 500,000 options, if $11.0 million, an additional 500,000 options will vest; fiscal 2007 EBITDA of $13.5 million will vest 500,000 options, if $14.0 million, an additional 500,000 options will vest; fiscal 2008 EBITDA of $17.5 million will vest 1 million options, if $18.5 million, an additional 1 million options will vest. Mr. Bensol did not receive any compensation from the Company in connection with the RKDA Merger.

(2)	Mr. Haifley was not an officer of the Company during the fiscal year ended March 31, 2005, therefore, no amounts are shown in this table. On December 7, 2005, the Company appointed James E. Haifley as its Executive Vice President. Mr. Haifley’s duties include oversight for the Company’s staffing and durable medical equipment divisions. Mr. Haifley’s employment agreement provides for an annual base salary of $140,000, subject to discretionary increase by the Company’s Board of Directors. Employment is terminable at will. Should the Company end his employment other than for specified cause, Mr. Haifley is entitled to severance compensation equal to his base salary then in effect. In the event of a termination of employment in connection with a change of control in defined circumstances, the Company will pay Mr. Haifley two and one-half times his annual base salary then in effect. The employment agreement provides a covenant-not-to compete and an award of 150,000 restricted shares of the Company’s common stock to vest at the rate of 9,375 shares upon execution and per quarter thereafter contingent upon continued employment at vesting dates. On February 16, 2005, Mr. Haifley, who joined the Company in 2004 as Director of Business Development, was awarded non-qualified options to purchase 100,000 shares of the Company’s common stock at $1.45 per share, with exercise contingent on vesting and execution of a non-compete agreement. The options vested on March 31, 2005 and are exercisable through March 31, 2010 or ninety (90) days following termination of employment on any basis, whichever event occurs first.

(3)	Effective May 30, 2006, Cathy Sparling was named Vice President of Administration. Prior to that, she served as Chief Operating Officer of Arcadia Services, Inc., a second-tier, wholly-owned subsidiary of the Company.

(4)	Mr. Bensol resigned as a director officer and employee effective December 23, 2004. Mr. Yonenson’s employment with the Company ended September 21, 2004. Mr. Smith resigned his employment effective June 12, 2006 and had previously resigned as a director and officer in 2004.
Option Grants to Executive Officers and Option Exercises
     Per the terms of the Company’s reverse acquisition merger with RKDA, Inc. in May 2004, the two stockholders of RKDA (Messers. Elliott and Kuhnert) were each granted options to purchase up to four million shares of the Company’s common stock, pursuant to a formulaic earnings threshold vesting requirement. These options vest over a three year period beginning for the year ending March 31, 2006. During the period from May 10, 2004 to March 31, 2005, the Company granted stock options to two executive officers of the Company. During the fiscal year ended March 31, 2006, none of the Company’s executive officers exercised stock options. The following table provides information regarding stock options held by the executive officers indicated as of March 31, 2006:

			Number of Securities
	Number		Underlying Unexercised		Value of Unexercised
	of Shares		Options at		in-the-Money Options at
	Acquired	Value	End of Fiscal Year (#)		End of Fiscal Year ($)*
	On Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
John E. Elliott II	—	—	—	4,000,000	—	$11,560,000
Lawrence R. Kuhnert	—	—	—	4,000,000	—	$11,560,000
Rebecca R. Irish	—	—	150,000	—	$298,000	—
James E. Haifley	—	—	100,000	—	$169,000	—
Cathy Sparling	—	—	100,000	—	$169,000	—
David Bensol	—	—	—	—	—	—

*	Value is calculated by subtracting the exercise price per share from the last reported market price on March 31, 2006 of $3.14 per share and multiplying the result by the number of shares subject to the option.
Employment Agreements
     Employment Agreement with John E. Elliott, II and Lawrence R. Kuhnert. John Elliott, II, Lawrence Kuhnert, and David Bensol entered into substantially similar Employment Agreements on May 7, 2004, as Chief Executive Officer, President, Treasurer and Chief Operating Officer, and Executive Vice President, respectively. Each agreement is for three years, automatically renewable for successive one-year periods unless terminated on three months’ prior written notice. Each officer was to be paid $150,000 per annum in salary and was eligible to receive a discretionary annual bonus determined by the Board of Directors. If either Elliott, Kuhnert, or Bensol’s Employment Agreement is terminated by the Company other than for cause (as defined) or by the executive for good reason (as defined) then such executive shall receive twice his base salary. Upon a change in control, other than this transaction, if the executive is terminated by the Company other than for cause or by the executive for good reason, the executive shall receive three times his total compensation for the past year. Each executive agreed not to compete with the Company within North America for the one-year-period following termination of his employment. Mr. Bensol resigned as a director, officer and employee effective December 23, 2004. Messrs. Elliott and Kuhnert received increases to their annual base compensation to $195,000 in May 2005.
     Employment Agreement with Rebecca R. Irish. On January 6, 2005, the Company and Rebecca R. Irish executed an employment agreement under which Ms. Irish was appointed as the Company’s Chief Financial Officer. Under her employment agreement, Ms. Irish’s current annual base salary is $180,000, subject to discretionary increase by the Company’s Board of Directors. In its discretion, the Board of Directors may additionally provide Ms. Irish with annual cash bonus compensation. Ms. Irish’s employment is terminable at will. Should the Company end her employment other than for specified cause, Ms. Irish is entitled to severance compensation equal to one-half of her base salary then in effect. The employment agreement provides a post separation covenant-not-to compete. The Company and Ms. Irish also agreed that Ms. Irish shall be granted options to purchase 150,000 shares of the Company’s common stock at an exercise price of $1.15. The options vested on May 31, 2005 and are fully exercisable through (a) May 31, 2010 or (b) ninety (90) days following termination of employment on any basis (whether voluntarily or involuntarily, for cause or without cause, etc.), whichever event occurs first. Additionally, to the extent she is employed by the Company as of January 10, 2005, and January 1 of 2006, 2007 and 2008, Ms. Irish shall be granted 18,750 restricted shares of the Company’s common stock as of each such date. 37,500 total shares related to 2005 and 2006 have been issued. Ms. Irish was granted a bonus in February 2006 of 25,000 shares of the Company’s common stock, valued at $72,000. On June 22, 2006, the Company granted 125,000 restricted shares of the Company’s common stock to Ms. Irish. The grants vest ratably each quarter over four years, contain registration rights, are subject to acceleration upon certain events occurring and contingent upon continued employment through each vesting date. Pursuant to this agreement, 7,812 shares valued at $18,000 vested on June 22, 2006 to Ms. Irish.
     Employment Agreement with James E. Haifley. On December 7, 2005, the Company appointed James E. Haifley as its Executive Vice President. Mr. Haifley’s duties include oversight for the Company’s staffing and durable medical equipment divisions. Mr. Haifley’s employment agreement provides for an annual base salary, the current rate of which is $175,000, subject to discretionary increase by the Company’s Board of Directors. Employment is terminable at will. Should the Company end his employment other than for specified cause, Mr. Haifley is entitled to severance compensation equal to his base salary then in effect. In the event of a termination of employment in connection with a change of control in defined circumstances, the Company will pay Mr. Haifley two and one-half times his annual base salary then in effect. The employment agreement provides a covenant-not-to compete and an award of 150,000 restricted shares of the Company’s common stock to vest at the rate of 9,375 shares upon execution and per quarter thereafter contingent upon continued employment at vesting dates. On February 16, 2005, Mr. Haifley, who joined the Company in 2004 as Director of Business Development, was awarded non-qualified options to purchase 100,000 shares of the Company’s common stock at $1.45 per share, with exercise contingent on vesting and execution of a non-compete agreement. The options vested on March 31, 2005 and are exercisable through March 31, 2010 or ninety (90) days following termination of employment on any basis, whichever event occurs first.

     Employment Agreement with Cathy Sparling. Cathy Sparling currently serves as the Vice President of Administration. While the Chief Operating Officer of Arcadia Services, Inc., Ms. Sparling renewed her employment agreement with Arcadia Services, Inc. effective April 1, 2003, which expired on March 31, 2006. Ms. Sparling’s employment agreement provided for a minimum annual base salary of $137,917. The employment agreement also entitled Ms. Sparling to bonus compensation based on the income generated by Arcadia Services, Inc. as set forth in the agreement. The employment agreement provided that either Ms. Sparling or Arcadia Services, Inc. may terminate the agreement upon thirty days prior written notice of termination for no cause, and five days prior written notice for cause. If Ms. Sparling was terminated without cause, she was entitled to one-year of severance pay in the form of continuation of base salary and benefits. The employment agreement also provided that Ms. Sparling was entitled to additional compensation upon a change in control of Arcadia Services, Inc.
Equity Compensation Plans
     The following table sets forth certain information as of the fiscal year ended March 31, 2006, with respect to our compensation plans (including individual compensation arrangements):

Plan Category	(a)	(b)	(c)
Number of securities
		Weighted-average	remaining available for
	Number of securities to be	exercise price of	future issuance under
	issued upon exercise of	outstanding	equity compensation
	outstanding options,	options, warrants	plans (excluding securities
	warrants and rights	and rights	reflected in column (a))
Equity compensation plans approved by security holders	None	N/A	N/A
Equity compensation	9,536,540 common shares	$0.36	N/A
Total	9,536,540 common shares	$0.36	N/A
Certain Relationships and Related Transactions
     See “Executive Compensation,” above, for information concerning employment agreements entered into by and between the Company and certain officers and/or directors. In addition, the Company, in the RKDA merger, issued John E. Elliott, II and Lawrence R. Kuhnert an aggregate of 21,300,000 shares of its Common Stock and 1,000,000 Class A Warrants to purchase 1,000,000 shares of the Company’s Common Stock at $0.50 per share within seven years. Per the terms of the RKDA merger, John E. Elliott, II and Lawrence Kuhnert, respectively, escrowed 6 million and 4 million shares of Company common stock (collectively, the “Escrow Shares”). The Escrow Shares are subject to release from escrow if RKDA achieves certain adjusted EBITDA and debt to adjusted EBITDA targets for the fiscal years ending March 31, 2006 and March 31, 2007. Per the terms of the escrow, twenty (20%) percent of the Escrow Shares held by Messrs. Elliott and Kuhnert (2,000,000 shares) were released from escrow as of February 3, 2005, due to the average closing price of the Company’s Common Stock being at least $1.00 for the 45 day period ended January 4, 2005.

Board Interlocks and Insider Participation
     As noted above, the Board as a whole acted as a compensation committee for the fiscal year ended March 31, 2006 and intends to do so for the duration of the fiscal year ending March 31, 2007. During the fiscal year ended March 31, 2006 and through the three months ended June 30, 2006, the members of the Board of Directors who participated in executive compensation matters were John E. Elliott, II, the Company’s Chairman and Chief Executive Officer, Lawrence R. Kuhnert, the Company’s President and Chief Operating Officer, and John T. Thornton, an independent director. Independent directors Peter A. Brusca, M.D. and Anna Maria Nekoranec were appointed to the Board effective July 1, 2006 and did not participate in any such matters. The disclosures on Certain Relationships and Related Transactions noted above are incorporated herein by this reference.
Board Report on Executive Compensation
     The Board is responsible for the administration of the Company’s executive compensation programs. In this regard, the role of the Board is to annually review all executive officers’ compensation and administer equity incentive plans (see Proposal 3, below), including reviewing and approving stock option grants, restricted stock awards and any other equity-based awards to executive officers. Additionally, the Board may grant discretionary bonuses to executive officers.
     Executive Compensation Philosophy. The Board’s overall compensation philosophy is to provide competitive compensation and benefit levels that enable the Company to attract, retain and motivate talented managers. The Board believes that total compensation should be directly related to the Company’s financial performance and should align the financial interests of the executives with those of its shareholders. The Company’s executive officers are compensated through a combination of base salary, taking into account levels furnished to peers, and discretionary bonus awards intended to motivate and reward eligible employees for their contribution to the Company’s performance. The Board has established compensation levels for each executive officer that it believes are competitive in the industry, motivate each officer, and reflect each officer’s performance and level of responsibility.
     CEO Compensation. As noted above, John Elliott, II, Lawrence Kuhnert, and David Bensol entered into substantially similar Employment Agreements on May 7, 2004, as Chief Executive Officer, President, Treasurer and Chief Operating Officer, and Executive Vice President, respectively. Each agreement is for three years, automatically renewable for successive one-year periods unless terminated on three months’ prior written notice. Each officer was to be paid $150,000 per annum in salary and was eligible to receive a discretionary annual bonus determined by the Board of Directors. If either Elliott, Kuhnert, or Bensol’s Employment Agreement is terminated by the Company other than for cause (as defined) or by the executive for good reason (as defined) then such executive shall receive twice his base salary. Upon a change in control, other than this transaction, if the executive is terminated by the Company other than for cause or by the executive for good reason, the executive shall receive three times his total compensation for the past year. Each executive agreed not to compete with the

Company within North America for the one-year-period following termination of his employment. Mr. Bensol resigned as a director, officer and employee effective December 23, 2004. Messrs. Elliott and Kuhnert received increases to their annual base compensation to $195,000 in May 2005, a level which the Board believed competitive in the industry, provided motivation, reflected the respective officer’s performance and level of responsibility, and the Company’s growth during the fiscal year ended March 31, 2005.
Stock Performance Graph
     The following graph compares the percentage change in the cumulative total shareholder return on the Company’s Common Stock during the period beginning November 28, 2003 and ending on March 31, 2006, with the American Stock Exchange Composite Index (the “AMEX Index”) and a peer group index selected by us (the “Peer Group Index”). The companies included in our peer group index are Kelly Services, Inc., Almost Family, Inc., Amedisys, Inc., American Homepatient, Inc., Apria Healthcare Group, Inc., Lincare Holdings, Inc. and Rotech Healthcare, Inc. The graph assumes that the value of the investment in the Common Stock, the AMEX Index and the Peer Group Index was $100 on November 28, 2003, and that all dividends were reinvested. The stock prices shown are historical and do not determine future performance.
TOTAL RETURN TO STOCKHOLDERS
(Assumes $100 investment on 11/28/03)
Recommendation of Our Board of Directors
     Our Board of Directors recommends that stockholders vote FOR the election as directors of each of the Board’s nominees as listed above.

PROPOSAL NUMBER 2
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
     Our articles of incorporation currently provide that the number of shares of common stock which we are authorized to issue is 150,000,000, par value $0.001 per share. Our Board of Directors has determined that it is advisable to amend our articles of incorporation to increase the number of authorized shares of our common stock to 200,000,000, par value $0.001. A copy of the Amended and Restated Articles of Incorporation is attached hereto as Appendix B to this Proxy Statement.
     If proposal number 2 is approved by you, the additional shares of our common stock so authorized, as well as shares of our common stock currently authorized but not issued or outstanding, may be issued from time to time upon authorization of our Board of Directors, without further approval by our stockholders, unless otherwise required by applicable law, and for such consideration as our Board may determine and as may be permitted by applicable law. Our Board believes the increase in the authorized shares of our common stock is necessary to provide us with the flexibility and ability to act in the future with respect to financing programs including offerings to raise capital for debt repayment and other purposes, acquisitions, forward stock splits, and other corporate purposes without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of our common stock may arise. Such a delay might deny us the flexibility that our Board views as important in facilitating the effective use of the securities of our company. Proposal number 2 does not otherwise affect actions which the Board may take at any time without a vote of the shareholders as permitted by Nevada law.
     The following table illustrates the effect of the increase in the number of authorized shares of our common stock.

	Before the Amendment	After the Amendment
Authorized	150,000,000	200,000,000
Outstanding	99,265,569	99,265,569
Reserved	38,131,830	38,131,830
Available for future issuance	12,602,601	62,602,601
     The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of these shares for such a purpose is possible. Shares of our authorized but unissued common stock could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.
     The additional shares of our common stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. Adoption of the proposed amendment to our articles of incorporation would not affect the rights of the holders of currently outstanding shares of our common stock.
     The authorization of additional shares of our common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares are subsequently issued to persons other than our current stockholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current stockholders.
     As of the record date for the annual meeting, we had 99,265,569 shares of our common stock outstanding and approximately 34,8 million shares of our common stock reserved for issuance pursuant to various outstanding options and warrants to purchase our common stock and approximately 3.3 million shares of our common stock reserved for potential stock payments to sellers pursuant to completed acquisitions, based on specific performance criteria.
Interest of Our Management in the Proposal
     None of our directors or executive officers has any financial or other personal interest in the amendment to our articles of incorporation pursuant to this proposal.
Vote Required
     The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our articles of incorporation.
Recommendation of Our Board of Directors
     Our Board of Directors recommends a vote FOR approval of this amendment to our articles of incorporation.

PROPOSAL NUMBER 3
APPROVAL OF THE COMPANY’S
2006 EMPLOYEE EQUITY INCENTIVE PLAN
     On August 18, 2006, our Board of Directors approved the Arcadia Resources, Inc. 2006 Equity Incentive Plan (the “2006 Plan”), subject to approval by our stockholders at our annual meeting. The 2006 Plan will be applicable only to awards granted on or after the date the 2006 Plan is approved by stockholders (the “Effective Date”). The text of the 2006 Plan is set forth in Appendix C to this proxy statement, and the following discussion is qualified in its entirety by reference to Appendix C.
Overview
     The purpose of the 2006 Plan is to make available a means of compensation to employees of the Company and its subsidiaries which encourages and enables the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and interest the Company and its subsidiaries are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees on behalf of the Company and its subsidiaries, and strengthen their desire to remain with the Company and its subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its subsidiaries to attract and retain desirable personnel.
     The 2006 Plan provides for grants of incentive stock options, non-qualified stock options, stock appreciation rights and restricted shares (collectively “Awards”). The 2006 Plan will terminate and no more Awards will be granted after August 2, 2016, unless terminated by the Board of Directors sooner. The termination of the 2006 Plan will not affect previously granted Awards. The total number of shares of Common Stock that may be issued pursuant to Awards under the 2006 Plan may not exceed an aggregate of 2.5% of the Company’s authorized and unissued shares of common stock as of the date the Plan is approved by the shareholders. If Proposal Number 2 described above is approved by the shareholders, the maximum number of shares which may be issued under the Plan will be 5 million shares compared to a maximum of 3.75 million shares if Proposal Number 2 is not approved by the shareholders. Awards may be either treasury shares or authorized and unissued shares. As of the close of business on August 17, 2006, the price of a share of Common Stock on the American Stock Exchange was $2.43.
     All non-employed directors, executive officers and employees of the Company and its subsidiaries are eligible to receive Awards under the 2006 Plan. As of March 31, 2006, the Company and its subsidiaries had approximately 15,000 employees.
Administration; Other Limitations
     The 2006 Plan is administered by the Board or Directors or by a compensation committee of the Board of Directors, if established. Awards may be granted under the 2006 Plan to such employees of the Company and its subsidiaries, as well as directors, officers and other persons, as the Board may determine.

     To the extent that (i) an Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares, (ii) any shares under an Award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Company may also grant Awards with respect to such shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Awards may be made under the 2006 Plan and shares relating to any other Awards that are settled in cash or property other than shares, when settled, shall be added back to the aggregate remaining number of shares with respect to which Awards may be made under the 2006 Plan. Any shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the shares available to be delivered pursuant to Awards under the 2006 Plan. No single employee may be issued Awards during any one calendar year that have a fair market value greater than $100,000, in the case of incentive stock options. In the event of any dividend or other distribution whether in the form of cash, shares, other securities or other property, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, separation, spin-off, combination, repurchase, share exchange, recapitalization, liquidation, dissolution or other similar corporate transaction or event that affects shares such that an adjustment is determined by the Board of Directors to be appropriate under the 2006 Plan (each, a “Capital Adjustment”), then the number of shares issuable under the 2006 Plan in the aggregate and to any particular employee shall be adjusted to reflect such transaction.
Awards
     Under the 2006 Plan, the Company may grant options and stock appreciation rights, which shall be exercisable at a price determined by the Board of Directors on the date of the Award grant, which price may be less than the fair market value of a share of Common Stock on the date the option or stock appreciation right is granted. Such options and stock appreciation rights may be exercised for a term no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding for 12 months following the participant’s death, but in no event beyond the term of the option or stock appreciation right. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Board’s discretion) for an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of the stock appreciation right (or option).
     The Company may also grant restricted shares. A restricted share is a share of Common Stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the participant’s award agreement. The recipient of a restricted share will have the rights of a shareholder, subject to any restrictions and conditions specified by the Board of Director’s in the recipient’s award agreement. Notwithstanding the previous sentence, unless the Board determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting may, at the discretion of the Board, be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.

     Under the 2006 Plan, the Board of Directors has the authority, in its discretion, to add conditions to the vesting of any Award that relate to performance and/or continued employment. The Board has the authority to equitably adjust the terms of any outstanding Awards under the 2006 Plan for any Capital Adjustment pursuant to which it determines an adjustment is appropriate.
Amendment; Termination
     The Board of Directors may discontinue the 2006 Plan at any time and from time to time may amend or revise the terms of the 2006 Plan or any award agreement, except that it may not make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or make any of the following amendments or revisions without the approval of the stockholders of the Company: (i) increase the number of Shares available for issue under the 2006 Plan (except as provided in the 2006 Plan); (ii) extend the term of the 2006 Plan or the period during which Awards may be granted or exercised; (iii) reduce the exercise price, in the case of an incentive stock option, below 100% (110% in the case of a 10% Holder) of the fair market value of the shares which are the subject of such stock option at the time of the grant, other than to change the manner of determining the fair market value of such shares; (iv) modify the requirements as to eligibility for participation in the 2006 Plan; and (v) amend the 2006 Plan in any respect which would cause any stock options to no longer qualify as incentive stock options.
     Consent of a participant shall not be required in respect of any adjustment (even if unfavorable to a participant and not immaterial) made in the light of a Capital Adjustment unless the terms of the relevant award agreement provide for specific terms in the case of a Capital Adjustment.
U.S. Federal Tax Implications of Options and Stock Appreciation Rights
     The following summary generally describes the principal Federal (but not state and local) income tax consequences of the issuance and exercise of options and stock appreciation rights under the 2006 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Internal Revenue Code and the regulations there under relating to these matters are complex and subject to change and their impact in any one case may depend upon the particular circumstances.
     An employee will generally not realize any income when an incentive stock option is granted under the 2006 Plan or when such an option is exercised, and the Company will not be entitled to a deduction with respect to the grant or exercise of such an option. The difference between the fair market value of the shares acquired upon the exercise of an incentive stock option and the exercise price of the shares subject to the option at the time of exercise is an item of tax preference which may result in the employee being subject to the alternative minimum tax. If the employee holds the shares acquired under an incentive stock option for at least two years from the date the option is granted and at least one year from the date of exercise of the option, any gain realized by the employee when the shares are sold will be taxable as capital gain. If the holding periods are not satisfied, the employee will realize ordinary income in the year of the disposition of the shares in an amount equal to the excess of the fair market value of such shares on the date of exercise (or the proceeds of the disposition, if lower) over the option price. Any remaining gain will generally be capital gain. If an incentive stock option is settled by the

Company in cash, shares or a combination thereof, the employee will recognize ordinary income at the time of settlement equal to the fair market value of such cash, shares or combination thereof.
     A participant will not realize any income, and the Company will not be entitled to a deduction, at the time that a non-qualified stock option or stock appreciation right is granted or vests under the 2006 Plan. Upon exercising a non-qualified stock option or stock appreciation right, an employee will realize ordinary income in an amount equal to the excess of the fair market value on the exercise date of the shares subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right. In the case of options, the participant will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss, equal to the fair market value of those shares on the exercise date and the employee’s holding period in the shares received will commence on the day following the date of exercise. The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income (not as capital gain) by the participant in connection with the exercise of a non-qualified option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code. Under current regulations interpreting Section 162(m), the grant by a committee of “outside directors” of at-or above-the-money options or stock appreciation rights under a stockholder approved plan that expressly limits the amount of grants that can be made to any individual participant over a specified period of time is considered “qualified performance-based compensation.”
     Awards granted under the 2006 Plan may be subject to Internal Revenue Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to be deferred compensation. If Code Section 409A is deemed to apply to the 2006 Plan or any Award, and the 2006 Plan and Award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the Award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. Subject to Code Section 162(m) and certain reporting requirements, the Company will be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. The Company does not undertake to have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.
New Plan Benefits
     The amount of each participant’s future Awards will be determined based on the discretion of the Board of Directors and therefore cannot be calculated. The following table sets forth the number of awards that were received by the persons and groups named below during the 2006 fiscal year, which number of awards would have been similar to the number of awards granted under the 2006 Plan had it been effective during that period:

	Dollar	Number of	Number of
Name and Position	Value($) (1)	Options (2)	Restricted Shares (3)

John E. Elliott, II Chairman, Chief Executive Officer and Director	$0	0	0
Lawrence R. Kuhnert President, Chief Operating Officer, and Director	$0	0	0
Rebecca R. Irish Chief Financial Officer, Secretary and Treasurer	$47,063	0	17,500
James E. Haifley Executive Vice President	$47,831	0	18,500
Cathy Sparling Vice President of Administration	$0	0	0
All Executive Officers	$94,894	0	36,000

All Directors who are not Executive Officers	$33,000	24,302	2,638

All Employees who are not Executive Officers	$660,000	0	275,000

(1)	This information is presented as of March 31, 2006.

(2)	See “Executive Compensation Tables – Option/SAR Grants in Last Fiscal Year” below for additional information.

(3)	See “Executive Compensation Tables – Summary Compensation Table” below for additional information.
Other Equity Compensation Plans
     The information regarding plans and other arrangements not subject to security holder action required by Item 201(d) of Regulation S-K is set forth in Proposal 1 under the caption Equity Compensation Plans and is incorporated herein by this reference.
Interest of Our Management in the Proposal
     None of our directors nor executive officers has any financial or other personal interest in the Plan, except to the extent that in the future, our directors and executive officers, as well as other Company employees, may be granted securities pursuant to the terms of the 2006 Plan.
Vote Required
     The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our articles of incorporation.
Recommendation of Our Board of Directors
     Our Board of Directors recommends a vote FOR approval of this proposal to ratify the Plan.

OTHER MATTERS
     Our Board of Directors is not aware of any business to be presented at the annual meeting, other than the matters set forth in the notice of annual meeting and described in this proxy statement. If any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.
EXPENSES OF SOLICITATION
     We will pay the cost of soliciting proxies for the annual meeting. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.
STOCKHOLDER PROPOSALS
     To be considered for inclusion in our next year’s proxy statement, a shareholder proposal must be received at our principal’s executive offices no later than the close of business on April 27, 2007, under Rule 14a-8 under the Exchange Act. Proposals should be addressed to Rebecca R. Irish, Secretary, Arcadia Resources, Inc., 26777 Central Park Blvd., Suite 200, Southfield, Michigan 48076.
     For any shareholder proposal that is not submitted for inclusion in our next year’s proxy statement, but is instead sought to be presented directly at our next year’s annual meeting, written notice of such proposal must be received at our principal executive offices no later than the close of business on July 11, 2007. Notices of intention to present proposals at our next year’s annual meeting should be addressed to Rebecca R. Irish, Secretary, Arcadia Resources, Inc., 26777 Central Park Blvd., Suite 200, Southfield, Michigan 48076.
     If the date of our next year’s annual meeting is advanced or delayed by more than 30 calendar days from the date of this year’s annual meeting, the Company will inform shareholders of such change, and of the new deadlines for shareholder proposals, by including a notice under Item 5 in its earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders.
INCORPORATED BY REFERENCE
     The SEC allows the Company to incorporate by reference information into this proxy statement, which means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement and is being delivered to you with this proxy statement. This proxy statement incorporates by reference the documents set forth below that the

Company has previously filed with the SEC. These documents contain important information about the Company and its financial condition.

The Company’s SEC filings (File No. 000-31249)	Period
Annual Report on Form 10-K	Year ended March 31, 2006
Quarterly Report on Form 10-Q	Three months ended June 30, 2006
     Additionally, all documents filed by us with the U.S. Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date this Proxy Statement is first sent or given to shareholders and before the holding of the Company’s annual meeting shall be deemed to be incorporated by reference into this Proxy Statement to automatically update and supersede the information so incorporated herein by reference.
AVAILABILITY OF OUR FORMS 10-K, 10-Q AND
SUBSEQUENTLY FILED DOCUMENTS
     The Company’s Annual Report to Shareholders (which includes Form 10-K for the year ended March 31, 2006 and the financial statements included in such Form 10-K), is being mailed to stockholders of record of the Company prior to or concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy soliciting material.
     WE WILL FURNISH, TO ANY STOCKHOLDER UPON ORAL OR WRITTEN REQUEST, BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS (AT NO COST OTHER THAN UPON PAYMENT OF A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) COPIES, AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OF (I) OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR-ENDED MARCH 31, 2006, (II) OUR QUARTERLY REPORT ON FORM 10-Q FOR THE THREE MONTHS ENDED JUNE 30, 2006, AND (III) ANY DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION SUBSEQUENT TO THE DATE ON WHICH DEFINITIVE COPIES OF THIS PROXY STATEMENT ARE SENT OR GIVEN TO OUR STOCKHOLDERS. SUCH REQUESTS SHOULD BE DIRECTED TO: REBECCA R. IRISH, SECRETARY, ARCADIA RESOURCES, INC., 26777 CENTRAL PARK BLVD., SUITE 200, SOUTHFIELD, MICHIGAN 48076, TELEPHONE (248) 352-7530.

By order of the Board of Directors,

/S/ Rebecca R. Irish
Rebecca R. Irish, Secretary

Southfield, Michigan
August 28, 2006

APPENDIX A
ARCADIA RESOURCES, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
As Amended and Restated, Effective June 22, 2006
     The Board of Directors (the “Board”) of Arcadia Resources, Inc. (“ARI”) has established an Audit Committee (the “Committee”) as a permanent standing committee with the authority, responsibilities and specific duties as described herein. This Charter of the Audit Committee of the Board of Directors (the “Charter”) and the composition of the Committee are intended to comply with applicable law, including state and federal securities laws, the rules and regulations of the Securities and Exchange Commission (“SEC”) and any market or exchange on which the Company’s securities may be listed or quoted, and the Company’s Bylaws.
1. Purpose and Scope
1.1.	The purpose of the Committee is to assist the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of ARI. The Committee’s duties and responsibilities include oversight of:
o	The accounting and financial reporting processes and systems of internal accounting and financial controls of ARI; including the effectiveness of ARI’s internal controls;

o	The integrity of ARI’s financial statements;

o	The annual independent audit of ARI’s financial statements, the engagement of the independent auditor, the evaluation of the independent auditor’s function, qualifications, services, performance and independence;

o	The compliance by ARI with legal and regulatory requirements related to this Charter, including ARI’s disclosure controls and procedures, management’s report on internal controls over financial reporting and the report required by SEC rules to be included ARI’s annual proxy statement; and

o	ARI’s policies, practices and compliance regarding its Code of Conduct.
2. Audit Committee Charter, Membership and Organization
2.1.	Charter. The adequacy of this Charter shall be reviewed and reassessed by the Committee at least annually. Any proposed changes shall be submitted to the Board of Directors for its approval.

2.2.	Performance and Evaluation. The Committee shall evaluate on an annual basis its performance in carrying out its duties and responsibilities hereunder.

2.3.	Membership; Chair. The Committee shall include no less than three members of the Board and shall consist solely of Board members who satisfy the requirements in Section 2.4 below. The members of the Committee shall be appointed by the Board. Unless a Chair is appointed by the Board, the members of the Committee shall designate a Chair.

2.4.	Independence. To the extent practicable, a majority of the members of the Audit Committee shall be independent from management and shall not have participated in the preparation of the financial statements of ARI or any current subsidiary of ARI at any time during the past three years. “Independence” shall be determined in accordance with the applicable rules of any market or exchange on which the Company’s securities may be listed or quoted and Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”) and applicable SEC rules thereunder.

2.5.	Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including ARI’s balance sheet, income statement and statement of cash flows. At least one member of the Committee shall be an audit committee “financial expert” as defined by applicable SEC rules.

2.6.	Meetings. In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings; additional meetings may be scheduled, but the Committee must meet at least quarterly. In planning the annual schedule of meetings, the Committee shall ensure that sufficient opportunities exist for its members to meet separately with the independent auditors and/or the head of ARI’s internal audit function without management present; to meet separately with management without the independent auditors and/or head of ARI’s internal audit function present; and to meet in private with only the Committee members present. Such meetings may be held in person or telephonically and may be held at such times and places as the Committee determines.

2.7.	Agenda, Minutes, and Reports. An agenda, together with materials relating to the subject matter of each meeting shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee’s discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, and shall be approved at a subsequent meeting of the Committee. In addition, the Committee shall make regular reports to the Board, including therein any issues that arise with respect to the quality or integrity of ARI’s financial statements, ARI’s compliance with legal or regulatory requirements, the performance of ARI’s independent auditors, and the performance of ARI’s internal audit function. The Committee shall make such other periodic reports to the Board as seem useful to it from time to time, or as may be requested of it by the Board.

3. Audit Committee Authority and Responsibilities
3.1.	Authority to Engage Advisors. The Committee shall have sole authority for the appointment, compensation, retention and oversight of ARI’s independent auditors. In addition, the Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its authority. Such authority includes, but is not limited to, the authority to engage independent legal, accounting or other advisors, without Board approval, to assist in the conduct of an investigation or as the Committee determines appropriate to advise or assist in the performance of its duties. ARI shall provide for the appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee and of the Committee’s ordinary operating expenses necessary or appropriate for carrying out its duties, subject only to limitations imposed by applicable rules and regulations. The Committee may request an officer or associate of ARI, or ARI’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

3.2.	Oversight of ARI’s Relationship with the Independent Auditor.
3.2.1.	ARI’s independent auditor is solely responsible to the Committee, as representatives of the shareholders.

3.2.2.	The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. Selection of the independent auditor shall occur at least annually, considering their independence, evaluation of their services and compensation for audit and non-audit services.

3.2.3.	The Committee shall, prior to commencement of the annual audit, review with management and the independent auditors the proposed scope of the audit plan and fees, including the areas of business to be examined, the adequacy of the personnel to be assigned to the audit and other factors that may affect the time lines of such audit.

3.2.4.	ARI shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, subject only to limitations imposed by applicable rules and regulations.

3.2.5.	The Committee shall pre-approve all audit services and non-audit services (including fees and terms thereof) to be performed for ARI by the independent auditors, other than de-minimis non-audit services as defined under SEC rules.

3.2.6.	The Committee shall give due consideration to whether the independent auditor’s performance of non-audit services is compatible with maintaining the auditor’s independence. In connection with this assessment, the Committee shall obtain and review a report, at least annually, from the independent auditor describing all relationships between the independent auditor and ARI, including the disclosures required by Independence Standard Boards Standard No. 1.
3.2.7.	The Committee also shall review a report from the independent auditor at least annually regarding any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any other inquiry or investigation regarding the firm in the preceding five years.

3.2.8.	The Committee shall require the independent auditor to review the financial information included in ARI’s quarterly report on Form 10-Q prior to ARI filing such reports with the SEC.
3.3.	Financial Statement and Disclosure Matters. The Committee shall have the following specific duties and responsibilities with respect to ARI’s financial reporting process:
3.3.1.	Annual Audited Financial Statements and Annual Report on Form 10-K. The Committee shall review and discuss with management and the independent auditor (a) ARI’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in ARI’s Form 10-K; and (b) the disclosure required regarding ARI’s system of internal controls required under SEC rules to be contained in ARI’s Form 10-K and the attestations or reports by the independent auditors relating to such disclosure.

3.3.2.	Quarterly Reports on Form 10-Q. The Committee shall review and discuss with management and the independent auditor the (a) ARI quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q with the SEC, including the results of the independent auditor’s review of the quarterly financial statements; and (b) the disclosure regarding ARI’s system of internal controls required under SEC rules contained in ARI’s Form 10-Q.

3.3.3.	Required Discussions with Independent Auditor. The Committee shall discuss with the independent auditors those matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended (Codification of Statements on Auditing Standards, AU § 380) and shall periodically consult with regard to internal controls and the fullness and accuracy of ARI’s financial statements.

3.3.4.	Other Discussions with Management and Independent Auditor. The Committee shall review and discuss, on a quarterly basis, with management and the independent auditors:

o	Major financial risk exposures and the steps management has taken to monitor and control such exposures, including ARI’s risk assessment and risk management policies;

o	Significant financial reporting issues and judgments made in connection with the preparation of ARI’s financial statements;

o	The clarity of financial disclosures made by ARI;

o	The development, selection and disclosure of critical accounting estimates and the analysis of alternative assumptions or estimates, and the effects of such estimates on ARI’s financial statements;

o	Significant changes in accounting principles, financial reporting policies and internal controls implemented by ARI;

o	Significant litigation, contingencies and claims against ARI and material accounting issues that require disclosure in ARI’s financial statements;

o	The adequacy and effectiveness of ARI’s internal accounting and financial controls and the recommendation of management, the internal auditors, or the independent auditors for the improvement of accounting practices and internal controls;

o	Management’s compliance with ARI’s processes, procedures and internal controls;

o	Information regarding any “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

o	Any difficulties encountered by the independent auditor in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and management’s response, and any significant disagreements with management;

o	Management’s use of “pro forma” or “non-GAAP” financial information in ARI’s quarterly and annual reports, or in other information communicated to the public, such as in an earnings press release;

o	Review with management of ARI’s current disclosure controls and procedures;

o	Discuss with management and the independent auditor the effect of regulatory initiatives and potential changes in GAAP on the Company’s financial statements; and

o	Review with the independent auditors, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented.
3.4.	Compliance Oversight Responsibilities.
3.4.1.	The Committee shall obtain from the independent auditor the reports required to be furnished under Section 10A of the Securities Exchange Act of 1934, if any, and obtain from the independent auditor any information with respect to illegal acts in accordance with Section 10A.

3.4.2.	The Committee shall establish procedures for:
o	The receipt, retention and treatment of complaints received by ARI regarding accounting internal controls over financial reporting, or auditing matters; and

o	The confidential, anonymous submission by associates of ARI of concerns regarding questionable accounting or auditing matters.
3.5.	Additional Responsibilities.
3.5.1.	The Committee shall annually prepare a report for inclusion in ARI’s proxy statement relating to its annual shareholders meeting. In that report the Committee shall state whether it has:
o	Reviewed and discussed the audited financial statements with management;

o	Discussed with the independent auditor the matters required to be discussed by SAS No. 61, as amended (Codification of Statements on Auditing Standards, AU § 380);

o	Received from the independent auditor the written disclosures and the letter required by Independence Standards Board Standard No. 1;

o	Based on the review and discussions referred to above under Section 3.6.1, recommended to the Board that the audited financial statements be included in ARI’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC; and

o	Determined which Committee members satisfy the independence requirements of Section 2.4 of this Charter and which Committee members, if any, do not satisfy the independence requirements of Section 2.4 of this Charter.
3.5.2.	The Committee shall review ARI’s Code of Conduct (the “Code”) at least annually and ensure that management has established a system to enforce the Code. The Committee shall recommend to management any necessary changes to ensure that the Code is adequate in meeting the Committee’s requirements and that it complies with the definition set forth in Section 406 of the Act and any regulations thereunder.

3.5.3.	The Committee shall oversee ARI’s review of “related party transactions” for potential conflict of interest situations and shall be responsible for approving those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

3.5.4.	The Committee shall maintain minutes of all Committee meetings and submit such minutes to the Board.

3.5.5.	The Committee shall oversee compliance with the requirements of the SEC for disclosure of auditors’ services and audit committee members, member qualifications and activities.

3.5.6.	As appropriate, in the course of fulfilling its duties hereunder, the Committee shall obtain advice and assistance from outside legal, accounting or other advisors.

3.5.7.	The Committee shall discuss policies with respect to risk assessment and risk management.

3.5.8.	The Committee shall set clear hiring policies for employees or former employees of the independent auditors.

3.5.9.	The Committee shall report regularly to the Board and recommend to the Board any changes in the authority, responsibility or duties of the Audit Committee.

3.5.10.	Additionally, the Committee, if and when authorized by the Board of Directors, shall act as ARI’s “Qualified Legal Compliance Committee,” with such duties and responsibilities as the Board of Directors may specify.

3.5.11.	The Committee shall perform any other activities consistent with this Charter, ARI’s Bylaws and governing law, as the Committee deems necessary or appropriate.

4. Limitation on Audit Committee’s Role
4.1.	While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, prepare ARI’s financial statements, or determine if ARI’s financial statements and disclosures are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America and applicable law. ARI’s management is responsible to ensure that the financial statements are prepared in conformity with accounting principles generally accepted in the United States, and that disclosures are complete and accurate. It is the responsibility of ARI’s independent auditors to plan and conduct audits of the financial statements prepared by management.

APPENDIX B
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
of
ARCADIA RESOURCES, INC.
(Pursuant to Sections 78.385, 78.390 and 78.403 of the Nevada Revised Statutes)
     The undersigned, Chairman and CEO of Arcadia Resources, Inc. (the “Corporation”), does hereby certify as follows:
1.	The Articles of Incorporation of the Corporation have been amended by amending Article 4 to increase the number of shares of common stock the Corporation is authorized to issue from 150,000,000 shares of Common Stock, $.001 par value, to 200,000,000 shares of Common Stock, $.001 par value.
2.	The Board of Directors of the Corporation adopted a resolution setting forth the Amendment and declaring its advisability.
3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___%.
4.	The text of the Articles of Incorporation as amended or supplemented is restated to read in its entirety as follows:
1.	The name of this corporation is: Arcadia Resources, Inc.

2.	Offices for the transaction of any business of the Corporation, and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States.

3.	The nature of the business is to engage in any lawful activity.

4.	The number of shares of common stock the Corporation is authorized to issue is 200,000,000 shares of Common Stock, $.001 par value. The number of shares of preferred stock the Corporation is authorized to issue is 5,000,000, all of which are of a par value of $.001 each (the “Preferred Stock”). Shares of Preferred Stock may be issued from time to time in one or more series as may be determined by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the Board of Directors is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights, and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:
(i) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute, each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the Board of Directors;
(ii) The rate times at which, and the terms and conditions upon which dividends, if any, on shares of the series shall be paid, the extent of preferences or relations, if any, of such dividends to the dividends payable on any other class or classes of stock of the Corporation or on any series of Preferred Stock and whether such dividends shall be cumulative or non-cumulative.
(iii) The right, if any, of the holders of shares of the same series to convert the same into, or exchange the same for any other class or classes of the Corporation and the terms and conditions of such conversion or exchange;
(iv) Whether shares of the series shall be subject to redemption, and the redemption price or prices including, without limitation, a redemption price or prices payable in shares of any class or classes of stock of the Corporation, each other property and the time or times at which, an the terms and conditions on which shares of the series may be redeemed;
(v) The rights if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of the Corporation;
(vi) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and
(vii) The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the stockholders, and (B) the right to vote as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, on such matters, under such circumstances, and on such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more Directors of the Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.
No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.
5.	The members of the governing board of the Corporation shall be styled directors, of which there shall be no less than 1.

6.	This Corporation shall have perpetual existence.

7.	This Corporation shall have a president, a secretary, a treasurer, and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.

8.	The Capital Stock of the Corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as the aforesaid provisions.

9.	No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article of the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.

Dated: September ___, 2006
John E. Elliott, II, CEO and Chairman

APPENDIX C

ARCADIA RESOURCES, INC.
2006 EQUITY INCENTIVE PLAN

     SECTION 1. THE PLAN. Arcadia Resources, Inc., a Nevada corporation, hereby establishes the Arcadia Resources, Inc. 2006 Equity Incentive Plan.
     SECTION 2. STATEMENT OF PURPOSE. The purposes of the Plan are to (i) promote the interests of the Company by affording an incentive to certain employees to remain in the employ of the Company and to use their best efforts in its behalf, and (ii) aid the Company in attracting, maintaining, and developing capable management personnel of a caliber required to insure the Company’s continued success, by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Company through the granting of options to purchase the Company’s stock, and the granting of other forms of equity-based compensation, pursuant to the terms of this Plan. Awards granted under this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, officer, employee or independent contractor.
     SECTION 3. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:
     3.1. “10% Holder” shall mean any person who, for purposes of Section 422 of the Code owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary.
     3.2. “Award” shall mean any award, benefit or right granted under the Plan, including any Stock Option, Stock Appreciation Right or Restricted Stock.
     3.3. “Award Agreement” shall mean a written agreement between the Company and the Awardee setting forth the terms of an Award and as further described in Section 12.
     3.4. “Awardee” shall mean the holder of an outstanding Award.
     3.5. “Board” shall mean the Board of Directors of the Company.
     3.6. “Capital Adjustment” shall mean any dividend or other distribution whether in the form of cash, shares, other securities or other property, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, separation, spin-off, combination, repurchase, share exchange, recapitalization, liquidation, dissolution or other similar corporate transaction or event that affects shares such that an adjustment is determined by the Committee to be appropriate under the Plan.
     3.7. “Change in Control Event” shall mean any (i) reorganization, merger or consolidation in which the Company is not the surviving corporation, (ii) a sale of all or substantially all of the assets of the Company to another Person, (iii) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 25% or more of the voting power of the Company’s outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board prior to the consummation thereof, or (iv) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7. Notwithstanding the foregoing, in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards pursuant to a change of control may be permitted, in the Committee’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A and the Treasury Regulations thereunder): (A) a change in the ownership of the Company, (B) a change in effective control of the Company, or (C) a change in the ownership of a substantial portion of the assets of the Company.
     3.8. “Code” shall mean the Internal Revenue Code of 1986, as amended.
     3.9. “Committee” shall mean (i) the compensation committee appointed by the Board in accordance with Section 6 of the Plan, if one is appointed, or (ii) if one is not appointed, the Board.
     3.10. “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.
     3.11. “Company” shall mean Arcadia Resources, Inc., a Nevada corporation.
     3.12. “Covered Employee” shall mean an Awardee designated prior to the grant of Restricted stock by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such Awardee.
     3.13. “Employee” shall mean any Person who is an employee of the Company or a Subsidiary.
     3.14. “Employment Period” shall mean the required period of continued employment proscribed by the Committee in order for an Award to vest.
     3.15. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
     3.16. “Exercise Price” shall mean the per Share purchase price of Shares subject to a Stock Option.
     3.17. “Fair Market Value” shall mean the value of a Share of Common Stock, on any given day, as determined by the Committee as follows:
     3.17.1. If the Common Stock is listed on a stock exchange, in an over-the-counter market, or otherwise, the last reported sales price on such stock exchange on the date in question;

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     3.17.2. If such Common Stock shall not have been traded on such stock exchange on the date in question, the last reported sales price on the stock exchange on the first day prior thereto on which such Common Stock was so traded; or
     3.17.3. In the absence of an established market for the Common Stock or if there were no sales on dates within a reasonable period prior to the date in question, the value shall be determined by the Committee by any means fair and reasonable, including without limitation, using a sales price from the next most recent day on which a sale occurs after the date in question.
     For all purposes of this Plan, the Fair Market Value of any Share(s) subject to an Award shall be deemed conclusive, upon the determination of the Committee made in good faith. Treasury Regulations Section 20.2031-2 shall be considered by the Committee in making its determination under subsection 3.15.3.
     3.18. “Incentive Stock Option” shall mean any Stock Option designated as, and intended, but not guaranteed, to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.
     3.19. “Non-Employee Director” shall have the meaning set forth in Rule 16(b)-3(b)(3) of the Exchange Act.
     3.20. “Non-Qualified Stock Option” shall mean any Stock Option that is not an Incentive Stock Option.
     3.21. “Performance Goals” shall mean the performance goals established by the Committee in order for a Qualified Performance-Based Award, or any other Award, to vest.
     3.22. “Permanent Disability” shall mean when a Participant is:
     3.22.1. unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or
     3.22.2. by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the participant’s employer.
     3.23. “Person” shall mean any individual (including an officer or director of the Company), corporation, partnership, association, limited liability company, trust, estate or other entity.
     3.24. “Plan” shall mean the Arcadia Resources, Inc. 2006 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

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     3.25. “Qualified Performance-Based Award” shall mean an Award of Restricted Stock designated as such by the Committee, at the time of grant, based upon a determination that (i) the Awardee is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exception.
     3.26. “Restricted Stock” shall mean any Share issued under Section 9 of this Plan with the restriction that the Awardee may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee shall determine.
     3.27. “Section 162(m) Exception” shall mean the exception to the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(c) of the Code.
     3.28. “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and any successor thereto.
     3.29. “Share” shall mean one share of Common Stock, as adjusted in accordance with Section 13.
     3.30. “Stock Appreciation Right” or “SAR” shall mean any right granted pursuant to Section 8 of this Plan to receive, upon exercise by such Awardee, an amount equal to the number of Shares with respect to which the right is granted multiplied by the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price.
     3.31. “Stock Option” shall mean any right granted under Section 7 of this Plan allowing such Awardee to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
     3.32. “Subsidiary” shall mean (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of any other Award, in addition to a “subsidiary corporation” as defined in (i) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.
     3.33. “Termination of Employment” shall mean the termination, for any or no reason, of an Employee’s employment with the Company or any Subsidiary. An Employee of a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be such and the Employee does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and/or its Subsidiaries shall not be considered a Termination of Employment. If so determined by the Committee, an Employee shall be deemed not to have incurred a Termination of Employment if the Employee enters into a contract with the Company or a Subsidiary providing for the rendering by the Employee of consulting services to the Company or such Subsidiary on terms approved by the Committee;

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provided, however, Termination of Employment shall occur when such contract ceases to be in effect.
     SECTION 4. SHARES SUBJECT TO THE PLAN.
     4.1. Nature of Shares. The Shares to be delivered upon exercise (or grant, in the case of Restricted Stock) of an Award granted under the Plan shall be made available, at the discretion of the Board, from the authorized unissued Common Stock or from Shares reacquired by the Company, including Shares purchased in the open market. In the event that any Award terminates, expires, lapses or is forfeited for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the Shares subject to, but not delivered under, such Award shall become available for other Awards to the same Awardee or any other Person without decreasing the aggregate number of Shares which may be granted under the Plan, or shall be available for any lawful corporate purpose.
     4.2. Number of Shares. Subject to the provisions of Section 13, the maximum number of Shares, which may be issued under the Plan, shall be equal to Two and One-Half Percent (2.5%) of the authorized shares of common stock of the Company as of the date the Plan is approved by the Company’s shareholder. All of such Shares may be used for Incentive Stock Options. The Company shall at all times while the Plan is in effect reserve such number of Shares necessary to satisfy all outstanding Awards.
     SECTION 5. ELIGIBILITY. Awards may be granted under this Plan to any Person; provided, however, in the case of Incentive Stock Options, an Awardee must be an Employee. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Awards, Shares or any other form of equity compensation other than under the Plan for any proper and lawful corporate purpose. Awardees shall be selected by the Committee, in its sole discretion, in furtherance of the purposes of this Plan.
     SECTION 6. ADMINISTRATION OF THE PLAN.
     6.1. Compensation Committee. The Board may appoint a compensation committee to administer the Plan, which committee shall consist of not less than three (3) nor more than five (5) members of the Board, to serve at the pleasure of the Board. No individual shall become a member of such compensation committee if he or she shall have received an Award under this Plan, at any time during the twelve (12) month period prior to his or her becoming a member and no member of such compensation committee shall be eligible to receive any Award under this Plan at any time within the twelve (12) month period following his or her term as a member of the Committee. In order to qualify for the Section 162(m) Exception, the Committee must be comprised solely of at least two (2) outside directors.
     6.2. Administration by the Board. If no such compensation committee shall be appointed, or if such shall no longer exist, the Board shall administer the Plan.
     6.3. Power and Authority of the Committee. The Committee shall have full power and authority to construe, interpret, and administer the Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Decisions of the Committee shall be made by majority action. Subject to the terms, provisions, and conditions of the Plan, the Committee shall have exclusive jurisdiction (i)

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to select the Awardee, (ii) to determine the number of Shares subject to each Award, (iii) to determine the time or times when Awards will be granted, (iv) to determine the price of the Shares subject to each Award, (v) to determine the time when each Award may be exercised, (vi) to fix such other provisions of the Award Agreement as the Committee may deem necessary or desirable consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of the Plan.
     6.4. Interpretation of the Plan. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board shall place into effect the determinations of the Committee.
     SECTION 7. STOCK OPTIONS.
     7.1. Grant of Stock Option. Stock Options may be granted alone or in addition to any other Award. Stock Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options. Any Stock Option shall be in such form as determined by the Committee and shall be subject to all of the terms and conditions of this Plan and such additional terms and conditions as the Committee shall deem appropriate.
     7.2. Exercise Price.
     7.2.1. Non-Qualified Stock Options. In the case of a Non-Qualified Stock Option, the Exercise Price shall be determined by the Committee in its absolute discretion, but in no event shall such price be less than the par value of the Shares subject to the Stock Option.
     7.2.2. Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of such Shares subject to the Stock Option at the time of grant.
     7.2.3. 10% Holder. In the case of an Incentive Stock Option granted to an individual who, at the time the Stock Option is granted, is a 10% Holder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of such Shares.
     7.3. Annual Limit on Grant and Exercise. In the case of Incentive Stock Options, Stock Options shall not be granted to any Employee under this Plan, the effect of which would be to permit such Employee to first exercise Stock Options, in any calendar year, for the purchase of Shares having a Fair Market Value in excess of One Hundred Thousand Dollars ($100,000) (determined at the time of the grant of the Stock Options). An Awardee hereunder may exercise Stock Options for the purchase of Shares valued in excess of One Hundred Thousand Dollars ($100,000) (determined at the time of grant of the Stock Options) in a calendar year, but only if the right to exercise such Incentive Stock Options shall have first become available in prior calendar years. Notwithstanding the foregoing, nothing contained in the Plan shall be construed to prohibit the grant of Stock Options under the Plan to an Awardee by reason of his or her holding Stock Options to purchase Shares of Common Stock or any other securities of the Company granted otherwise than under the Plan.

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     7.4. Terms and Conditions. Stock Options shall be subject to such terms and conditions contained in this Plan and as determined by the Committee, including the following:
     7.4.1. Stock Options shall vest and be exercisable according to the terms of this Plan and under such other conditions as the Committee shall deem appropriate; provided, however, each Stock Option:
     (a) may be exercised in whole or in part, but in no event shall a Stock Option be exercisable or exercised for a fraction of a Share;
     (b) shall be exercisable by an Awardee, in the case of an Incentive Stock Option, that was an Employee at all times beginning from the date of the grant of the Stock Option to a date not more than three (3) months (except as otherwise provided in Section 14 and this Section 7) before exercise of such Stock Option; and
     (c) shall expire no later than ten (10) years from the date of its grant (five (5) years in the case of a 10% Holder).
     7.4.2. As a condition of the grant of a Stock Option, the Committee, in its absolute discretion, may require the Awardee to enter into an employment agreement with the Company or a Subsidiary covering a specified period, determined by the Committee, following the grant, and if the Award Agreement specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the Awardee of his or her Stock Option (provided, however, that such compliance may be waived by the Committee, in its absolute discretion).
     7.4.3. An Awardee shall have none of the rights of a shareholder with respect to the Shares covered by his or her Stock Option until such Shares shall be issued to him or her upon the exercise of his or her Stock Option.
     7.5. Method of Exercise. An Awardee shall exercise his or her Stock Options granted under the Plan by notifying the Company by hand delivery or by registered or certified mail, return receipt requested, addressed to its principal office (Attn: Chief Executive Officer), as to the number of Shares of Common Stock which Awardee desires to purchase pursuant to the exercise of the Stock Options, which notice shall be accompanied by payment in full of the Exercise Price, as provided in Section 7.6, and the amount of taxes that the Company is required to withhold under law or regulation in connection with such exercise.
     7.6. Payment of Exercise Price. The Exercise Price shall be paid by a certified or bank check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares of Common Stock for which the Option is being exercised; provided, however, that in lieu of, or in combination with, the foregoing method of payment, an Awardee may, with the approval and at the sole discretion of the Committee, pay for all or a portion of the Exercise Price by:

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     7.6.1. delivery of Shares of Common Stock having a Fair Market Value equal to the Exercise Price multiplied by the number of Shares of Common Stock for which the Option is being exercised;
     7.6.2. delivery of a notice that the Awardee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Stock Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Exercise Price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, and the Company has in existence such a “cashless exercise” program;
     7.6.3. delivery of a full recourse promissory note bearing interest (at a market rate of interest determined by the Committee) and payable upon such terms as may be prescribed by the Committee;
     7.6.4. surrendering Shares then issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Stock Option or exercised portion thereof;
     7.6.5. delivery of property of any kind which constitutes good and valuable consideration; or
     7.6.6. any combination of the foregoing methods of payment.
     7.7. Disqualifying Dispositions. Each Incentive Stock Option shall require the holder of Shares issued upon exercise of an Incentive Stock Option to notify the Company of any disposition of such Shares under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.
     SECTION 8. STOCK APPRECIATION RIGHTS.
     8.1. Grant. Stock Appreciation Rights may be granted alone or in addition to any other Award. SARs may, but need not, be granted in connection with a specific Stock Option. Any SAR related to a Non-Qualified Stock Option may be granted either at or after the time of grant of such Stock Option. Any SAR related to an Incentive Stock Option must be granted at the time of grant of such Stock Option. In addition to those imposed by Section 8.5, the Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.
     8.2. Grant Price. The grant price of a SAR shall be determined by the Committee, in its sole discretion, but shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR, unless otherwise permitted by the Code, Treasury Regulations or other guidance provided by the Internal Revenue Service in connection with IRC Section 409A on inclusion in gross income of deferred compensation.
     8.3. Method of Exercise. An Awardee shall exercise his or her SARs by notifying the Company by hand delivery or by registered or certified mail, return receipt requested, addressed to its principal office (Attn: Chief Executive Officer) and surrendering the related Stock Option,

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if any. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.
     8.4. Payment. Upon the exercise of a Stock Appreciation Right, an Awardee shall be entitled to receive a distribution in value equal to the excess of (i) the Fair Market Value of one Share, over (ii) the grant price multiplied by the number of Shares in respect to which the Stock Appreciation Rights shall have been exercised. The Fair Market Value of a Share on the date of exercise of SARs shall be determined in accordance with Section 3.15. The distribution with respect to the exercised SARs may be made in Shares valued at Fair Market Value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee shall determine, in its sole discretion.
     8.5. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions contained in this Plan and as determined by the Committee, including the following:
     8.5.1. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, are exercisable in accordance with the provisions of Section 7.
     8.5.2. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, if any.
     8.5.3. Upon the exercise of SARs, the Shares to which such SARs relate shall be deemed to have been issued for the purpose of the limitation set forth in Section 4.
     8.5.4. Stock Appreciation Rights shall expire no later than ten (10) years from the date of grant.
     8.5.5. As a condition of the grant of a SAR, the Committee, in its absolute discretion, may require the Awardee to enter into an employment agreement with the Company or a Subsidiary covering a specified period, determined by the Committee, following the grant, and if the Award Agreement specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the Awardee of the SARs (provided, however, that such compliance may be waived by the Committee, in its absolute discretion).
     8.5.6. The Committee shall determine, in its sole discretion, the vesting requirements, if any, for the exercise of SARs.
     SECTION 9. RESTRICTED STOCK.
     9.1. Grant of Restricted Stock. Shares of Restricted Stock may be granted alone or in addition to any other Award. The Committee shall determine to whom and the time or times at which Restricted Stock will be granted, if any, the number of Shares to be granted, the conditions for vesting, the time or times within which such Restricted Stock may be subject to forfeiture and

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     any other terms and conditions determined by the Committee, in addition to those contained in Section 10 or this Section 9.
     9.2. Restricted Stock Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the Awardee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
     “THE TRANSFERABILITY OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT. COPIES OF THE PLAN AND THE AGREEMENT ARE ON FILE AT THE OFFICES OF ARCADIA RESOURCES, INC.”
     The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any grant of Restricted Stock, the Awardee shall have delivered a stock power, endorsed in blank, relating to the Shares covered by this certificate.
     9.3. Terms and Conditions. Restricted Stock shall be subject to such terms and conditions contained in this Plan and as determined by the Committee, including the following:
     9.3.1. No Award in the form of Restricted Stock shall become free of restrictions prior to the expiration of at least one (1) year from the date of grant, except (a) in the case of the death or Permanent Disability of the Awardee, (b) as determined pursuant to Section 14, or (c) as otherwise approved by the Committee.
     9.3.2. If and when any applicable Performance Goals are satisfied and the Employment Period expires without a prior forfeiture of the Restricted Stock, certificates for such Shares, which do not bear the legend provided in Section 9.2, shall be delivered to the Awardee upon surrender of the certificates that do bear the legend provided in Section 9.2.
     9.3.3. Except as provided in Section 10.4 or the Award Agreement, an Awardee shall have, with respect to the Shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any dividends. If so determined by the Committee, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, if such is established by the Committee; and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the

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same class or series as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, if such is established by the Committee.
     SECTION 10. VESTING REQUIREMENTS. Any Award granted under this Plan may, as determined by the Committee, be subject to any of the following:
     10.1. Performance Goals. At the time an Award is granted, whether or not designated as a Qualified Performance-Based Award, the Committee may condition the vesting of such Award upon the attainment of one or more Performance Goals.
     10.2. Employment Period. At the time an Award is granted, the Committee may condition the vesting of such Award upon the continued employment of the Awardee (referred to as the “Employment Period”) whether or not the Award is conditioned on any Performance Goals.
     10.3. Discretionary Waiver by the Committee. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any restrictions or vesting requirements of any Award; except that in the case of a Qualified Performance-Based Award, the applicable Performance Goals may not be accelerated or waived, unless the Covered Employee’s Termination of Employment is by reason of death or Permanent Disability.
     10.4. Restricted Nature of Award. The Awardee shall not be permitted to exercise any Award, or, in the case of Restricted Stock, sell, assign, transfer, pledge or otherwise encumber the Shares of Restricted Stock until the later of (i) the expiration of the Employment Period, if any, or (ii) the date the applicable Performance Goals, if any, are satisfied; provided, however, that the foregoing shall not prevent an Awardee from pledging Shares of Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the exercise price for any Stock Options granted under this Plan.
     10.5. Forfeiture Upon Termination of Employment. Except to the extent otherwise provided in the Award Agreement, upon an Awardee’s Termination of Employment for any reason during the Employment Period or before the applicable Performance Goals are satisfied, all Awards still subject to restriction and remain unvested shall be forfeited by the Awardee.
     SECTION 11. TERMINATION OF EMPLOYMENT. Unless otherwise provided by the Committee in an Award Agreement, the following provisions shall apply to any Stock Option or SAR awarded pursuant to this Plan:
     11.1. General Rule. In the event of an Awardee’s Termination of Employment (otherwise than by reason of his or her death or Permanent Disability, or “for cause”), such Awardee may exercise his or her Stock Options and/or SARs (if and to the extent that such Awardee was entitled to do so at the date of Termination of Employment) at any time within three (3) months after such Termination of Employment, but in no event after the expiration of the term of the Stock Options and/or SARs.
     11.2. Termination “For Cause”. Notwithstanding Section 11.1, no Stock Option or SAR granted under the Plan may be exercised by an Awardee following Termination of

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Employment “for cause”. For purposes of this Plan, “for cause” shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information or as also defined in Awardee’s employment agreement with the Company or subsidiary. If the employment of an Awardee shall be suspended pending an investigation of whether or not the Awardee shall be terminated for cause, all of the Awardee’s rights under any Stock Option or SAR granted hereunder likewise shall be suspended during the period of investigation.
     11.3. Death or Permanent Disability. Notwithstanding Section 11.1, in the event of the death or Permanent Disability of an Awardee (i) while an Employee; or (ii) within three (3) months after the Awardee’s Termination of Employment, otherwise than for cause, such Awardee’s Stock Options and/or SARs may be exercised (if and to the extent that the Awardee was entitled to do so at the date of his or her death or Permanent Disability) by such Awardee or the estate of the decedent, or by a person who acquired the right to exercise such Stock Options and/or SARs by bequest or inheritance or by reason of the death of the decedent, at any time within twelve (12) months after his or her death or Permanent Disability, but in no event after the expiration of the term of the Stock Option or SAR.
     11.4. Unvested/Unexercised Stock Options. If the Awardee does not exercise his or her Stock Options and/or SARs within the applicable time period described above in this Section 11, or the Awardee is not vested as to his or her entire Stock Options and/or SARs, the unvested and/or unexercised Stock Options and/or SARs shall immediately cease to be exercisable and shall terminate.
     SECTION 12. AWARD AGREEMENT.
     12.1. Evidence of Award. Each Award granted under the Plan shall be evidenced by an agreement (referred to as either a “Stock Option Agreement,” “Stock Appreciation Right Agreement,” or “Restricted Stock Agreement,” and generally as an “Award Agreement”), which shall (i) be signed by an officer of the Company and by the Awardee, (ii) clearly identify the status and nature of the Award, and (iii) contain such provisions as may be approved by the Committee.
     12.2. Binding Agreement. Each Award Agreement shall constitute a binding contract between the Company and the Awardee and every Awardee, upon acceptance of such Award Agreement, shall be bound by the terms and restrictions of this Plan and of the Award Agreement.
     12.3. Additional Terms. The terms of the Award Agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.
     SECTION 13. ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. In the event of a Capital Adjustment, the number of Shares subject to this Plan and, except as otherwise provided in an Awardee’s Award Agreement, the number of Shares under any outstanding Award shall be adjusted consistent with such Capital Adjustment. The Exercise Price of any outstanding Award shall be adjusted so that there will be no change in the aggregate

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Exercise Price payable upon the exercise of any such Award. The granting of an Award under this Plan shall not affect in any way the right or power of the Company to make any Capital Adjustment.
     SECTION 14. CHANGE IN CONTROL EVENT.
     14.1. In the event of a Change in Control Event, the Committee may:
     14.1.1. provide for the assumption of outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and prices of Shares subject to such Awards, as determined in good faith by the Committee, in its sole discretion.
     14.1.2. provide that the vesting of each outstanding Stock Option and Stock Appreciation Right shall automatically be accelerated so that 100% of the unvested Shares covered by such Award shall be fully vested upon the consummation of the Change in Control Event, and
     (a) provide notice to Awardees that all outstanding Stock Options and Stock Appreciation Rights must be exercised on or before a specified date (which date shall be at least five (5) days from the date of notice), after which the Stock Options and Stock Appreciation Rights shall terminate; or
     (b) terminate each outstanding Stock Option and Stock Appreciation Right in its entirety and exchange such Award for a payment of cash, securities and/or other property equal to the Fair Market Value of the Shares to which such Award relates, less the Exercise Price for such Award.
     14.1.3. provide that the restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable.
     14.1.4. make additional adjustments and/or settlements of outstanding Awards as it deems appropriate, in its sole discretion, and consistent with the purpose of this Plan.
     14.2. In the event of the dissolution or liquidation of the Company, whether voluntary or otherwise, that is not a Change in Control Event, all outstanding unexercised Stock Options and Stock Appreciation Rights must be exercised, if at all, within the ninety (90) day period commencing on the date specified in Section 14.3. All such Awards which become exercisable during such ninety (90) day period shall terminate to the extent not exercised prior to the end of such ninety (90) day period.
     14.3. The date referred to in Section 14.2 shall be the earliest to occur of the following events:
     14.3.1. the entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;

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     14.3.2. adoption by the shareholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or
     14.3.3. adoption by the shareholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company.
     14.4. The granting of an Award under this Plan shall not affect in any way the right or power of the Company to enter into any Change in Control Event.
     14.5. Notwithstanding anything herein to the contrary, in no event may any Award granted hereunder be exercised after the expiration of the term of such Award.
     SECTION 15. OTHER TERMS AND CONDITIONS OF AWARDS.
     15.1. Non-Transferability Of Awards. An Award granted under the Plan may not be transferred, pledged, assigned, hypothecated or disposed of in any manner other than by will or the laws of descent and distribution and, is exercisable, during the lifetime of the decedent, only by the decedent. Solely for Awards other than Incentive Stock Options, the Committee may permit, in its absolute discretion, further transferability, on general or specific basis, and may impose conditions and limitations on any such permitted transfer.
     15.2. Issuance Of Certificates; Legends. All Shares delivered under this Plan will be evidenced by a certificate or certificates issued by or on behalf of the Company in the name of the Awardee and shall be delivered to or upon the order of the Awardee. In the event that the exercise of a Stock Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option, the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. The Company shall not be required to issue or deliver any stock certificate(s) prior to the lapse of such reasonable period of time following the exercise of a Stock Option or SAR or the grant of Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience. The Company may endorse such legend or legends upon the certificates for Shares delivered under this Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the Awardee with respect to such Shares.
     15.3. Purchase For Investment. Except as provided otherwise in this Plan, an Awardee shall, prior to the delivery by the Company of any Shares under this Plan, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Awardee represents and warrants that such Awardee is purchasing or acquiring the Shares acquired pursuant thereto for such Awardee’s own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (i) a registration

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statement on an appropriate form pursuant to the Securities Act, which registration statement has become effective and is current with regard to the Shares being offered or sold, or (ii) a specific exemption from the registration and prospectus delivery requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company if the Shares being issued are registered pursuant to the Securities Act and a prospectus relating thereto is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus relating thereto is current.
     15.4. Securities and Other Regulatory Compliance. The issuance of Awards under the Plan will not be effective unless such issuance is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant, issuance and/or exercise. Notwithstanding any other provision in this Plan, the Company shall not be required to issue or deliver any certificate for Shares of Common Stock purchased upon the exercise of any Award unless:
     15.4.1. the issuance of such Shares has been registered with the Securities and Exchange Commission under the Securities Act or counsel to the Company shall have given an opinion that such registration is not required;
     15.4.2. approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereover, and
     15.4.3. permission for the listing of such Shares shall have been given by any national securities exchange on which the Common Stock of the Company is at the time of issuance listed.
          Common Stock issued to an Awardee pursuant to this Agreement will be subject to the Company’s insider trading policy in effect from time to time. The Company shall be under no obligation to register the Shares under the Securities Act, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
     15.5. Withholding Taxes. The Company or a Subsidiary, if applicable, shall have the right to withhold from salary or otherwise or to cause an Awardee (or the executor or administrator of the Awardee’s estate or his legatees or distributees) to make payment of any federal, state, or local taxes required to be withheld with respect to any Award or exercise thereof. If the Awardee does not make the required withholding payment at the time required under applicable law, the Company, in its discretion, may decline to permit the exercise or it may elect to take such steps as it may deem necessary or appropriate for the withholding of any taxes including, but not limited to, (a) withholding the amount due from Optionee’s other

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compensation, (b) having the Company or Subsidiary, as the case may be, withhold Shares otherwise deliverable to the Awardee with respect to such Award or exercise, or (c) delivery by the Awardee of Shares of common stock to the Company.
     15.6. Exchange and Buyout of Awards. Subject to approval by the Board, and the consent of the Awardee, the Committee may, at any time, from time to time, authorize the Company:
     15.6.1. to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards; and
     15.6.2. to buy from an Awardee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Awardee may agree.
     SECTION 16. MISCELLANEOUS PROVISIONS.
     16.1. Amendments, Suspension or Termination. The Board shall have the complete power, authority and right, at any time, to amend, suspend or terminate the Plan in any respect which it may deem to be in the best interests of the Company, provided, however, in the case of Incentive Stock Options, no amendments shall be made to the Plan without the approval of the shareholders of the Company which:
     16.1.1. increase the number of Shares available for issue under the Plan (except as provided in Section 13);
     16.1.2. extend the term of the Plan or the period during which Awards may be granted or exercised;
     16.1.3. reduce the Exercise Price, in the case of an Incentive Stock Option, below 100% (110% in the case of a 10% Holder) of the Fair Market Value of the Shares which are the subject of such Stock Option at the time of the grant, other than to change the manner of determining the Fair Market Value of such Shares;
     16.1.4. modify the requirements as to eligibility for participation in the Plan; and
     16.1.5. amend the Plan in any respect which would cause any Stock Options to no longer qualify as Incentive Stock Options.
     No termination or amendment of the Plan shall, without the consent of the Awardee, adversely affect the rights of such Awardee with respect to an Award theretofore granted to him or her.
     16.2. Use of Proceeds. The cash proceeds received by the exercise of an Award granted hereunder shall be added to the general funds of the Company and used for the Company’s general corporate purposes, as the Board, in its discretion, determines.

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     16.3. No Obligation to Employ. The fact that an Employee has been granted an Award under this Plan shall not in any way affect or qualify the right of the Company to terminate his or her employment at any time. The Plan or any Award Agreement shall not constitute a contract of employment and nothing in this Plan or any Award Agreement shall confer or be deemed to confer on any Awardee any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate the Awardee’s employment or other relationship at any time, with or without cause.
     16.4. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
     16.5. Effective Date, Term, and Approval. The Plan shall take effect on the date the Plan is approved by the Company’s Shareholders and shall terminate ten (10) years from the date thereof and no Awards may be granted under the Plan after that date; provided however, the Board may, in its sole discretion, terminate this Plan prior to said date. In any event, no Awards may be granted under the Plan after termination of this Plan whether by its own terms or by Board action. Any Award granted prior to the termination of this Plan may be exercised in accordance with the terms of the Award Agreement relating to such Award. Approval by the Company’s Shareholders shall be evidenced by the Secretary’s Certification of Shareholder Approval.
     16.6. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Awards granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of Michigan, notwithstanding the fact that the Company or any Awardee is or may hereafter become domiciled in a different state.
     16.7. No Claim or Right. No Employee or other Person shall have any claim or right to be granted an Award under the Plan. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become an Awardee, or to have any rights with respect to such Award, until and unless the Committee shall have executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Awardee. Determinations made by the Committee under the Plan need not be uniform and, in the case of Incentive Stock Options, may be made selectively among Employees, whether or not such Employees are similarly situated.
     16.8. Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the

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determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
     16.9. Successors and Assigns. All obligations of the Company under the Plan shall be binding on the Company’s successors and assigns.
     16.10. No Liability of the Company. The Company shall not be liable to an Awardee or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been un able to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted hereunder.
     16.11. Compliance with Code Section 409A. Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. In the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, neither the Company, the Committee, the Board nor its or their designees or agents shall be liable to any Participant or other Person for actions, decisions or determinations made in good faith.
     16.12. Rule 16b-3(d) Exemption. If an Award granted hereunder is intended to qualify for the exemption under Rule 16b-3(d) of the Exchange Act, each grant of such an Award to any 10% Holder or any director or officer of the Company must be approved by the Board, or a committee of the Board that is composed solely of two (2) or more Non-Employee Directors.
     16.13. Reporting Requirements. The Company shall file any reports, returns or other information regarding the grant of any Award or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.
     16.14. Subject to Legal Requirements. The Plan and all Awards granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and, notwithstanding any provisions of the Plan or Award Agreement, an Awardee shall not be entitled to exercise his or her Award nor shall the Company be obligated to issue any Shares to the Awardee if such exercise or issuance shall constitute a violation by the Awardee or the Company of any provisions of any such approval requirements, law or regulation.

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     16.15. Section Headings. The headings of the Sections in this Plan are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Plan unless otherwise specified. All words used in this Plan will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.
[END OF ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN]

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ARCADIA RESOURCES, INC.
     The undersigned hereby appoints John E. Elliott, II and Lawrence R. Kuhnert, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in Arcadia Resources, Inc., a Nevada corporation (the “Corporation”), at the 2006 Annual Meeting of the Stockholders of the Corporation, scheduled to be held on September 26, 2006, and any adjournments or postponements thereof, as follows:
     This proxy is being solicited on behalf of the Board of Directors of the Corporation. The Board recommends a vote FOR each of the following proposals.
1. Election of the following nominees to the Board of Directors of the Corporation:
     Nominees for Class A director positions, for a term of three (3) years:
•	John E. Elliott, II

•	John T. Thornton
     Nominees for Class B director position, for a term of two (2) years:
•	Lawrence R. Kuhnert
     Nominees for Class C director positions, for a term of one (1) year:
•	Peter A. Brusca, M.D

•	Anna Maria Nekoranec

  ☐ FOR the nominees listed above
  ☐ WITHHOLD authority to vote for all nominees
  ☐ WITHHOLD authority to vote for the following individual nominees:
      [Print Name(s)]
2. To amend the Corporation’s Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock to 200,000,000 shares, $0.001 par value per share, from 150,000,000 shares, $0.001 par value per share:
  ☐ FOR       ☐ AGAINST       ☐ ABSTAIN
3. To approve the Company’s 2006 Equity Incentive Plan:
  ☐ FOR       ☐ AGAINST       ☐ ABSTAIN

4. Upon such other business as may properly come before the meeting or any adjournment thereof.
  ☐ FOR       ☐ AGAINST       ☐ ABSTAIN
THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND FOR PROPOSALS 2 THROUGH 4, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE CORPORATION’S PROXY STATEMENT, DATED AUGUST 28, 2006, IS HEREBY ACKNOWLEDGED.

Dated:	, 2006

Signature

Signature
(Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE
If you plan to personally attend the Annual Meeting of Shareholders on September 26, 2006, please check the box and list the names of attendees below. Return this stub in the enclosed envelope with your completed proxy card.
I/We plan to attend the Annual Meeting. ☐
Names of persons attending: